UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 8, 1998
                Date of Report (Date of earliest event reported)



                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
             (Exact name of Registrant as specified in its charter)


       Delaware                            0-26954             22-3350958
(State or other jurisdiction of        (Commission File       (IRS Employer
incorporation or organization)            Number)           Identification No.)



380 Allwood Road, Clifton, New Jersey                            07012
(Address of principal executive offices)                       (Zip Code)


(Registrant's telephone number, including area code)         (973) 471-1005

                                 NOT APPLICABLE
      (Former name or former address,  if changed since last report.)

ITEM 2.         Acquisition or Disposition of Assets

         On December 8, 1998, Consolidated Delivery & Logistics, Inc. ("CDL") entered into and consummated an agreement (the "Stock Purchase Agreement") with its subsidiary, National Express Company, Inc. ("National") and First Choice Courier and Distribution Systems, Inc. ("First Choice"), Regional Express II, Inc. ("RE II"), Regional Express III, Inc. ("RE III") and Manteca Enterprises, Inc. ("Manteca") and Terry Bozzay, Randy Cooper and Charles Walch, the shareholders of First Choice, RE II, RE III and Manteca, whereby National purchased all of the outstanding shares of the capital stock of First Choice, RE II, RE III and Manteca.

         The purchase price was comprised of approximately $2.9 million in cash including estimated direct acquisition costs, $1.4 million in 7% subordinated convertible notes (the "Notes") and 206,185 shares of CDL's common stock. The Notes are due December 8, 2001 with interest payable quarterly commencing February 28, 1999. At the option of either the holder or CDL, under certain circumstances fifty percent of the principal amount of the Notes are convertible into fully paid shares of CDL's stock at a conversion price of $7 per share. The Notes are subordinate to all existing or future senior debt of CDL. In addition, a contingent earn out in the aggregate amount of up to $800,000 is payable based on the achievement of certain financial goals by the newly formed division during the three year period following the closing. CDL financed the acquisition using proceeds from its revolving credit facility with First Union Commercial Corporation.

         The description above of the Stock Purchase Agreement and the Notes is a summary and does not purport to be complete. Reference should be made to the copies of such documents filed as exhibits to this report for a complete description of their terms.

ITEM 7.         Financial Statements and Exhibits

                a.   Financial Statement of Business Acquired.

                It is impracticable to provide the required financial statements for First Choice, RE II, RE III and Manteca at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

                b.   Pro Forma Financial Information

                It is impracticable to provide the required pro forma financial statements for First Choice, RE II, RE III and Manteca at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.


                c.   Exhibits

10.1 Stock Purchase Agreement dated December 8, 1998 by and among Consolidated Delivery & Logistics, Inc., National, First Choice, RE II, RE III, Manteca, Terry Bozzay, Randy Cooper and Charles Walch.


10.2 7% Subordinated Convertible Notes Due 2001 of Consolidated Delivery & Logistics, Inc.


99.1 Press Release issued December 9, 1998 regarding acquisition of First Choice, RE II, RE III, and Manteca.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:   December 22, 1998             CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                                   (Registrant)




                                       By:  /s/ Albert W. Van Ness, Jr.
                                            Albert W. Van Ness, Jr.
                                            Chairman of the Board, Chief
                                            Executive Officer and Chief
                                            Financial Officer

Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT ("Agreement"), dated as of December 8, 1998, by and among CONSOLIDATED DELIVERY & LOGISTICS, INC., a Delaware corporation ("CDL"), NATIONAL EXPRESS COMPANY, INC., a Missouri corporation ("National"), FIRST CHOICE COURIER AND DISTRIBUTION SYSTEMS, INC., a Missouri corporation ("First Choice"), REGIONAL EXPRESS II, INC., a Missouri corporation ("RE II"), REGIONAL EXPRESS III, INC., a Missouri corporation ("RE III"), and MANTECA ENTERPRISES, INC., a Missouri corporation ("Manteca"), and TERRY BOZZAY ("Bozzay"), RANDY COOPER ("Cooper"), and CHARLES WALCH ("Walch", and collectively with Bozzay and Cooper the "Shareholders").

                              W I T N E S S E T H:

         WHEREAS, National is duly organized and existing under the laws of the State of Missouri and is a wholly-owned subsidiary of CDL, a corporation organized and existing under the laws of the State of Delaware; and

         WHEREAS, each of First Choice, RE II, RE III and Manteca is a corporation organized and existing under the laws of the State of Missouri (all of which corporations are hereinafter collectively referred to as the "Company"); and

         WHEREAS, the Shareholders are all of the shareholders of First Choice; and

         WHEREAS, Terry Bozzay is the sole shareholder of each of RE II, RE III and Manteca (all of the capital stock of each of which, along with that of First Choice, is hereinafter collectively referred to as the "Company's Stock"); and

         WHEREAS, the Shareholders desire to sell and transfer to National, and National desires to purchase from the Shareholders, all of the issued and outstanding shares of the Company's Stock, all as more specifically provided herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties and covenants contained herein, and intending to be legally bound, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   The Merger

         Section 1.1 Delivery and Filing of Articles of Merger. The respective Boards of Directors of National and RE II (which corporations are hereinafter collectively referred to as "Constituent Corporations") have determined that it is in the best interests of the Constituent Corporations and their respective shareholders that RE II merge with and into National pursuant to this Agreement and the applicable provisions of the laws of the State of Missouri, such transaction sometimes being herein called the "Merger." The Merger is subject to the terms and conditions of this Agreement and to the representations, warranties and agreements contained herein. The Constituent Corporations will cause Articles of Merger with respect to the Merger (the "Articles of Merger") to be signed, acknowledged and filed with the Secretary of State of the State of Missouri. The Constituent Corporations will also make all other filings to be made with any relevant authority in the jurisdiction in which the Company is organized, on or before the "Consummation Date" as defined in Article 4.

         Section 1.2 Effective Time of the Merger. The "Effective Time of the Merger" shall be the time when the Articles of Merger are duly filed with the Secretary of State of the state first set forth in Section 1.1 above. National, the party surviving the Merger, is hereinafter sometimes referred to as the "Surviving Corporation".

         Section 1.3 Articles of Incorporation, By-laws and Board of Directors of Surviving Corporation. At the Effective Time of the Merger:

         (a) the Articles of Incorporation of National shall become the Articles of Incorporation of the Surviving Corporation; and subsequent to the Effective Time of the Merger, such Articles of Incorporation shall be the Articles of Incorporation of the Surviving Corporation until changed as provided by law;

         (b) the By-laws of National shall become the By-laws of the Surviving Corporation; and subsequent to the Effective Time of the Merger, such By-laws shall be the By-laws of the Surviving Corporation until they shall thereafter be duly amended;

         (c) the directors of National shall serve as the members of the Board of Directors of the Surviving Corporation. The Board of Directors of the Surviving Corporation shall hold office subject to the provisions of the laws of the State of Missouri and of the Articles of Incorporation and the By-laws of the Surviving Corporation; and

         (d) the persons who shall serve as the officers of the Surviving Corporation are the current officers of National in their current capacity. Each officer shall hold office and serve, subject to the provisions of the Articles of Incorporation and the By-Laws of the Surviving Corporation, until his or her successor is elected and qualified. The Board of Directors of the Surviving Corporation shall designate such additional officers as it deems necessary in its discretion.

         Section 1.4 Certain Information With Respect to the Capital Stock of the Company and National. The respective designations and numbers of outstanding shares and voting rights of each class of outstanding capital stock of RE II and National as of the date of this Agreement are as follows:

         (a) the authorized capital stock of RE II consists of 30,000 shares of common stock, $1.00 par value of which 1,000 shares are issued and outstanding,

         (b) the authorized capital stock of National consists of 55 shares of common stock, no par value, of which 55 shares are issued and outstanding ("National Stock").

         Section 1.5 Effect of Merger. Except as herein specifically set forth, the identity, existence, purposes, powers, objects, franchises, privileges, rights and immunities of RE II shall continue unaffected and unimpaired by the Merger and the corporate franchises, existence and rights of RE II shall be merged into National, and National, as the Surviving Corporation, shall be fully vested therewith. At the Effective Time of the Merger, the separate existence of RE II shall cease and, in accordance with the terms of this Agreement, the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public as well as of a private nature; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choices in action, and all and every other interest of or belonging to or due to RE II and to National shall be taken and deemed to be transferred to, and vested in, the Surviving Corporation without further act or deed; and all property, rights and privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of RE II and National. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of RE II and National and any claim existing, or action or proceeding pending, by or against RE II or National may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of RE II or of National shall be impaired by the Merger, and all debts, liabilities and duties of RE II and of National shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

         Section 1.6 Manner of Conversion. The manner of converting the shares of RE II Stock issued and outstanding immediately prior to the Effective Time of the Merger into restricted shares of common stock of CDL, $.001 par value ("CDL Stock"), shall be as follows:

         As of the Effective Time of the Merger, subject to the terms and conditions of this Agreement, by virtue of the Merger and without any action on the part of any Constituent Corporation or of their respective shareholders:

                  (i)......all  of the  shares  of the RE II  Stock  issued  and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof or any Constituent Corporation, automatically be converted in the aggregate into a number of restricted voting shares of common stock of CDL, $.001 par value ("CDL Stock"), with a value equal to Fair Value of $600,000, which shall be delivered to Bozzay, as the sole shareholder of RE II at the Closing. For purposes of this Section, the term "Fair Value" shall mean $2.91, the average of the closing prices of the common stock of CDL as reported on the NASDAQ National Market System for the five (5) trading days ending on the second (2nd) trading day prior to October 30, 1998; and

                  (ii).....each  share of National Stock issued and  outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof or any Constituent Corporation, remain issued and outstanding and shall constitute all of the issued and outstanding shares of the Surviving Corporation immediately after the Effective Time of the Merger.

                                   ARTICLE II

                           Purchase and Sale of Stock;
                              Additional Covenants

         Section 2.1. Purchase and Sale of Stock. Upon the terms and subject to the conditions of this Agreement and on the basis of the representations, warranties and agreements contained herein, at the Closing (as defined in Article IV), the Shareholders shall sell, assign, transfer, convey and deliver to National all of the issued and outstanding shares of the Stock of First Choice, RE III and Manteca, and National shall purchase such shares from the Shareholders.

         Section 2.2. Purchase Price. The aggregate purchase price of the Stock of First Choice, RE III and Manteca shall be allocated among the issued and outstanding shares of First Choice, RE III and Manteca as follows:

         (a)  The  following   aggregate   consideration   for  the  issued  and
outstanding shares of First Choice shall be allocated among the Shareholders as set forth in Exhibit A and payable in three parts as follows:

                  (i)......$1,330,122  shall be paid at the  Closing  in cash by wire transfer to an account or accounts of the Shareholders specified in writing by the Shareholders or by one or more certified or bank cashier's checks payable to the order of the Shareholders;

                  (ii).....$1,400,000  shall be paid at the  Closing by delivery of subordinated unsecured convertible balloon notes of CDL with a three (3) year term payable to the Shareholders substantially in the form of Exhibit B hereto (the "Notes"); and

                  (iii)....78.9634  percent of the contingent  earn out payments described in Section 2.2(c) below shall be paid to the Shareholders, in the proportions set forth in Exhibit A, subject to the conditions and at the times provided therein.

         (b)  The  following   aggregate   consideration   for  the  issued  and
outstanding shares of RE III and Manteca shall be payable in two parts as follows:

                  (i)......$1,476,843  shall be paid at the  Closing  in cash by wire transfer to an account or accounts of Bozzay specified in writing by Bozzay or by one or more certified or bank cashier's checks payable to the order of Bozzay; and

                  (ii).....21.0366  percent of the contingent  earn out payments described in Section 2.2(c) below shall be paid to Bozzay subject to the conditions and at the times provided therein.

         (c) For purposes of this Section, any contingent earn out payments shall be determined and paid in accordance with the following provisions:

                  (i) First Period Earn Out. On or before the date ninety (90) days after the end of the First Measurement Period, CDL shall determine the EBIT of the Division for the First Measurement Period. If such EBIT exceeds $640,000, CDL shall pay to the Shareholders in the aggregate not later than 5 days after such date an earn out payment equal to $1,500.00 for each $1,000 by which the EBIT exceeds such $640,000; provided, however that such earn out payment for the First Measurement Period shall in no event exceed $240,000.

                  (ii) Second Period Earn Out. On or before the date ninety (90) days after the end of the Second Measurement Period, CDL shall determine the EBIT of the Division for the Second Measurement Period. If such EBIT exceeds $850,000, CDL shall pay to the Shareholders in the aggregate not later than 5 days after such date an earn out payment equal to $1,866.67 for each $1,000 by which the EBIT exceeds such $850,000; provided, however that such earn out payment for the Second Measurement Period shall in no event exceed $280,000.

                  (iii) Third Period Earn Out. On or before the date ninety (90) days after the end of the Third Measurement Period, CDL shall determine the EBIT of the Division for the Third Measurement Period. If such EBIT exceeds $1,050,000, CDL shall pay to the Shareholders in the aggregate not later than 5 days after such date an earn out payment equal to $1,866.67 for each $1,000 by which the EBIT exceeds such $1,050,000; provided, however that such earn out payment for the Third Measurement Period shall in no event exceed $280,000.

                  (iv)     General Earn Out Provisions.

                  (A) CDL shall cause the books and records of the Division to be maintained as a separate profit center during each earn out Measurement Period, so that any amounts due as earn out payments pursuant to this Section can be determined. The EBIT for each Measurement Period shall be determined in accordance with GAAP consistently applied and consistent with CDL's regular audited financial reports required to be provided with its SEC filings. The determination for EBIT for each Measurement Period shall initially be made by CDL. At the same time as payment of the earn out payment for any Measurement Period is made (or if no earn out payment is made for a Measurement Period, then at the same time such earn out payment would have been due for such Measurement Period if one was made), CDL shall deliver statements, in reasonable detail, detailing the calculation of the EBIT for such period and the calculation of the earn out payment, if any, for such period, all certified by the Chief Financial Officer of CDL. Each Shareholder shall have 15 days to object to such calculation. If no objection is made, CDL's calculation shall be deemed correct. If objection is made, CDL will make all work papers, personnel and applicable books and records available to the objecting Shareholders and their accountants for review at reasonable times and on reasonable notice. If the Shareholders believe that CDL's calculation was incorrect, to the extent possible, they shall state in a non-binding writing the amount of the earn out they believe they were entitled to, and the basis for such belief in reasonable detail. CDL and the Shareholders then shall negotiate in good faith for a period of at least 30 days from the receipt of both the objection notice and the claimed correct calculation from Shareholders, in an attempt to agree on an earn out payment for such period. If the parties cannot reach such agreement, they shall choose a "Big 5" independent accounting firm (the "Determining Firm") to determine the earn out amount. The Determining Firm shall determine the earn out amount as expeditiously as possible, and such determination shall be final and binding upon the parties. The parties shall bear their own costs and expenses except for the fees of the Determining Firm. The fees and expenses of the Determining Firm shall be paid as follows: (x) if the final earn out payment is equal to or less than the earn out payment initially calculated by CDL, then the fees and expenses of the Determining Firm shall be paid by the Shareholders, (y) if the final earn out payment is equal to or more than the earn out payment initially claimed by the Shareholders, then CDL shall pay all of the fees and expenses of the Determining Firm and (z) if the final earn out payment is between CDL's initial calculation and the Shareholders' initial calculation, CDL shall pay 50% of the fees of the Determining Firm and the Shareholders shall pay 50%. Any fees and expenses paid by the Shareholders shall be payable only by those Shareholders actually challenging the CDL earn out calculation, and then payable by the percentage of the earn out payments to all of the challenging Shareholders that each such challenging Shareholder receives.

                  (B) In the event that the earn out payment for any Measurement Period is limited by the maximum payment allowed for that Measurement Period (i.e., $240,000 for the First Measurement Period), the excess EBIT (i.e., EBIT above the EBIT needed to earn the maximum earn out payment for the period) may be credited to the immediately prior or subsequent Measurement Period to the extent that the earn out payments for such other Measurement Period or Periods shall not have exceeded the respective maximum payments allowable in such other Measurement Period or Periods.

                  (C) Any earn out payments shall be allocated pursuant to Sections 2.2(a)(iii) and 2.2(c)(ii), and, to the extent allocated to the Shareholders, among the Shareholders in accordance with Exhibit A.

                  (D) If the maximum of earn out payments are achieved for a Measurement Period, then non-qualified stock options shall be granted to the Shareholders and certain other persons to the extent provided in their respective employment agreements with National referred to in Section 10.2.

                                   ARTICLE III

                            Requirements of Delivery

         The Shareholders shall deliver to CDL, at the Closing, the certificates representing the Company's Stock, with transmittal letters in form approved by CDL duly executed by the Shareholders, and with all necessary transfer tax and other revenue stamps, acquired at the Shareholders' expense, affixed and canceled. The Shareholders agree promptly to cure any deficiencies with respect to the documents of conveyance with respect to the Company's Stock.

                                   ARTICLE IV

                                     Closing

         The closing of the transactions contemplated by this Agreement (herein referred to as the "Closing") shall take place by exchange of facsimile signature pages or at the offices of CDL at 380 Allwood Road, Clifton, New Jersey 07012 on December 8, 1998 at 11:00 a.m. or at such other time and date as National, CDL, the Company and the Shareholders, may mutually agree, which date shall be referred to as the "Closing Date".

                                    ARTICLE V

                               Certain Definitions

         Section 5.1.......Certain  Definitions. As  used  in  this  Agreement, the  following  terms  have  the respective meanings set forth below.

         "Accounts Receivable" has the meaning ascribed to such term in
Section 6.19.

         "Affiliate" means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" have meanings correlative thereto.

         "Agreement" means this Stock Purchase Agreement.

         "Authorizations" has the meaning ascribed to such term in Section 6.10.

         "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks in New Jersey are open for the general transaction of business.

         "CDL Stock" has the meaning ascribed to such term in Section 2.2.

         "Closing" has the meaning ascribed to such term in Article IV.

         "Closing Date" has the meaning ascribed to such term in Article IV.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company's Accountants" means Larson, Allen and Weishar.

         "Company's Stock" has the meaning ascribed to such term in the recitals to this Agreement.

         "Contracts" has the meaning ascribed to such term in Section 6.20.

         "Corporate Overhead" means any cost, liability or expense incurred by CDL to own, control, govern, administer, finance, assist or otherwise oversee its and its subsidiaries operating businesses that is not attributable to the day to day operations of the Division. Corporate Overhead includes without limitation any inter company allocation formula, fee for services or similar arrangement whereby the Division incurs an expense or charge for overhead incurred or services or other consideration provided by CDL that is not a cost of operating the Division. It does not include compensation paid to the Shareholders and other employees with responsibility for managing the day to day operations of the Division.

         "Damages" has the meaning ascribed to such term in Section 11.2.

         "Division" means the former business of the Company and the St. Louis operation of National, as collectively operated by National after the Closing as a separate profit center.

         "EBIT" means earnings before interest and taxes, computed in accordance with Section 2.2(c)(iv)(A); provided, however, that any post-Closing goodwill amortization as a result of the transactions contemplated by this Agreement shall be excluded. Any pre-Closing goodwill and other amortization and depreciation shall be included in such computation. Corporate Overhead shall not be expensed or otherwise deducted from earnings in the EBIT calculation. Any amortization and depreciation on assets held by the Company immediately prior to the Closing based on historic cost shall be treated as an expense in such calculation. If CDL or National acquires any entity (or the assets thereof) (the "Target"), and if the Target is not to be operated as a separate profit center, but rather, with the mutual consent of the parties, is to have its operations integrated into the Division and managed by Bozzay, then the thresholds for reaching each Earn-Out Payment shall be increased by the EBIT projections for such Target (with such projections being those used by CDL or National in determining the purchase price for the Target) and the EBIT of such Target will be included in the EBIT calculation for the Division. If on the other hand, the Target is to be operated as a separate profit center, but is to be managed by the Division and by Bozzay, then EBIT arising from such Target will not be included in the EBIT calculation for the Division, but the expenses of the Division in operation the Target shall be allocated to the Target pursuant to CDL's customary accounting practices and such expenses shall not be included in the EBIT calculation of the Division.

         "Employee Benefit Plan" has the meaning ascribed to such term in
Section 6.17.

         "Encumbrances" has the meaning ascribed to such term in Section 6.3.

         "Environmental Laws" means any federal, state or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, consent, court order, judgment, decree, injunction, code, requirement or agreement with any Governmental Authority, (x) relating to pollution (or the cleanup thereof or the filing of information with respect thereto), human health or the protection of air, surface water, ground water, drinking water supply, land (including land surface or subsurface), plant and animal life or any other natural resource, or
(y) concerning exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production or disposal of Regulated Substances, in each case as amended and as now or hereafter in effect. The term Environmental Law includes, without limitation,
(i) the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Water Pollution Control Act, the Clean Air Act, the Clean Water Act, the Solid Waste Disposal Act (including the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984), the Toxic Substances Control Act, the Insecticide, Fungicide and Rodenticide Act, the Occupational Safety and Health Act of 1970, each as amended and as now or hereafter in effect, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Regulated Substance.

         "Financial Statements" has the meaning ascribed to such term in
Section 6.8.

         "First Measurement Period" shall mean the period of twelve (12) consecutive calendar months beginning on the first day of the first calendar month following the Closing Date.

         "GAAP" means generally accepted accounting principles as in effect in the United States on the date of this Agreement.

         "Governmental Authority" means any national, federal, state, provincial, county, municipal or local government, foreign or domestic, or the government of any political subdivision of any of the foregoing, or any entity, authority, agency, ministry or other similar body exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions.

         "Indemnified Party" has the meaning ascribed to such term in
Section 11.2.

         "Indemnifying Party" has the meaning ascribed to such term in
Section 11.2

         "Leased Real Property" has the meaning ascribed to such term in
Section 6.7.

         "Material Adverse Change" means a material adverse change in the business, financial condition, results of operations or prospects (financial and other) of the entity.

         "Material Adverse Effect" means a material adverse effect on the business, financial condition or results of operations of the entity. Any matter or matters which in the aggregate involve $25,000 or more shall presumptively be deemed to be material.

         "Person" means an individual, partnership, corporation, joint stock company, unincorporated organization or association, trust or joint venture, or a governmental agency or political subdivision thereof.

         "Proprietary Rights" means all patents, patent registrations, patent applications, trademarks, service marks, trademark and service mark registrations and applications therefor, copyrights, copyright registrations, copyright applications, technology, inventions, computer software, data and documentation (including electronic media) (other than shrink-wrap or off-the-shelf software and accompanying data and documents), trade secrets, know-how, customer lists, processes, other intellectual property and proprietary information or rights related to or used in the conduct of the Company's business; and permits, licenses or other agreements to or from third parties regarding the foregoing.

         "Regulated Substances" means pollutants, contaminants, hazardous or toxic substances, compounds or related materials or chemicals, hazardous materials, hazardous waste, flammable explosives (including, but not limited to radon, radioactive materials, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls), medical waste or by-products, petroleum and petroleum products (including, but not limited to, waste petroleum and petroleum products) as regulated under applicable Environmental Laws.

         "SEC" means the Securities and Exchange Commission.

         "SEC Documents" has the meaning ascribed to such term in Section 9.7.

         "Second Measurement Period" shall mean the period of twelve (12) consecutive calendar months beginning on the first day of the first calendar month following the first anniversary of the Closing Date.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Survival Period" has the meaning ascribed to such term in
Section 11.1.

         "Third Measurement Period" shall mean the period of twelve (12) consecutive calendar months beginning on the first day of the first calendar month following the second anniversary of the Closing Date.

         "Third Party Claim" has the meaning ascribed to such term in
Section 11.3.

         Section  5.2.......Interpretation.  Unless  otherwise  indicated to the contrary herein by the context or use thereof: (i) the words, "herein," "hereto," "hereof" and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof; (ii) words importing the masculine gender shall also include the feminine and neutral genders, and vice versa; (iii) words importing the singular shall also include the plural, and vice versa; (iv) the word "Company" shall include each of First Choice, RE II, RE III and Manteca individually as well as collectively; and (v) the word "Shareholders" shall include each of Bozzay, Cooper and Walch individually as well as collectively.

                                   ARTICLE VI

              Representations and Warranties Regarding the Company

         Each Company and its Shareholders, jointly and severally, represent and warrant (it being expressly understood that the representations and warranties of Cooper and Walch herein shall pertain solely to First Choice, the term "knowledge of the Shareholders" is limited in the case of Cooper and Walch to their knowledge of First Choice, and the representations and warranties of First Choice pertain only to itself, and no other Company) to National and CDL as follows:

         Section  6.1.......Organization  and Qualification of the Company.  The
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri, with full corporate power and authority to own or lease its properties and assets and to carry on its business as presently conducted, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction listed in Schedule 6.1, which constitute all of the jurisdictions in which the Company is currently conducting its business. The Company has previously provided to National and CDL true and complete copies of (i) its Articles of Incorporation and all amendments thereto, and (ii) its by-laws and all amendments thereto. Other than as indicated on Schedule 6.1 the business of the Company is conducted solely through the Company and the Company does not own, directly or indirectly, any subsidiaries.

         Section  6.2.......Authorization.   The  Company  has  full  power  and
authority, corporate and other, to execute and deliver this Agreement and to perform its obligations hereunder, all of which have been duly authorized by all requisite corporate action. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         Section  6.3.......Non-contravention.  Except as set forth in  Schedule
6.3, neither the execution and delivery of this Agreement nor the performance by the Company of its obligations hereunder will (i) contravene any provision contained in its Articles of Incorporation or by-laws, (ii) violate or result in a breach (with or without the lapse of time, the giving of notice or both) of or constitute a default under (A) any contract, agreement, commitment, indenture, mortgage, lease, pledge, note, license, permit or other instrument or obligation or (B) any judgment, order, decree, law, rule or regulation or other restriction of any Governmental Authority, in each case to which the Company is a party or by which it is bound or to which any of its assets or properties are subject,
(iii) result in the creation or imposition of any lien, claim, charge, mortgage, pledge, security interest, equity, restriction or other encumbrance (collectively, "Encumbrances") on any of the assets or properties of the Company if such Encumbrance would have a Material Adverse Effect, or (iv) result in the acceleration of, or permit any Person to accelerate or declare due and payable prior to its stated maturity, any liability.

         Section 6.4.......No Consents.  Except as set forth in Schedule 6.4, no notice to, filing with, or authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Company.

         Section  6.5.......Capitalization.   The  respective  designations  and
numbers of authorized and issued and outstanding shares and voting rights of each class of outstanding capital stock of the Company are as follows:

                           (a) the  authorized  capital  stock of  First  Choice
                  consists of 30,000 shares of common stock, $1.00 par value of which 10,000 shares are issued and outstanding,

                           (b) the authorized capital stock of RE II consists of
                  30,000 shares of common stock, $1.00 par value of which 1,000 shares are issued and outstanding,

                           (c) the  authorized  capital stock of RE III consists
                  of 30,000 shares of common stock, $1.00 par value of which 100 shares are issued and outstanding, and

                           (d) the authorized  capital stock of Manteca consists
                  of 30,000 shares of common stock, $1.00 par value of which 100 shares are issued and outstanding.

The Company does not have any shares of its capital stock reserved for issuance and the Company does not have any outstanding options, warrants, rights, calls or commitments relating to its capital stock or any outstanding securities or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire from it, any shares of its capital stock. There are no pre-emptive or other subscription rights with respect to any shares of the capital stock of the Company and all of the issued and outstanding shares of the capital stock of the Company have been duly authorized, validly issued, are fully paid and are nonassessable.

         Section  6.6.......Personal  Property.  Except as set forth in Schedule
6.6, as disclosed in detail in the Financial Statements, or liens for taxes not yet due, the Company has good and marketable title to (or valid leasehold or contractual interests in) all personal property used in its business, free and clear of any Encumbrances. To the Shareholders' knowledge, all machinery, equipment, furniture, fixtures and other personal property of the Company is in good operating condition and fit for operation in the ordinary course of business (subject to normal wear and tear).

         Section  6.7.......Real  Property.  The  Company  does not own any real property or real estate. Except as set forth in Schedule 6.7, the Company has valid leasehold title to all real estate and real property used in its business (the "Leased Real Property"), free and clear of all Encumbrances. All plants, structures and buildings leased by of the Company are in good operating condition and fit for operation in the ordinary course of business (subject to normal wear and tear). The Company has delivered to National and CDL true and complete copies of any leases for the Leased Real Property. The Company is in compliance with all material terms and conditions of such leases and is subject to no past due obligations or contingent liabilities in respect of such leased premises. To the best knowledge of the Company and the Shareholders, the landlords under such leases also are in compliance with the terms and conditions of such leases. The Company is not in violation of any building, zoning, anti-pollution, health, occupational safety or other law, ordinance or regulation regarding its plants, structures and equipment or their operations. To the extent that the Company is a tenant under a month-to-month or oral lease with respect to the Spencer Place property identified on Schedule 6.7, Bozzay will assure (a) that the Company will be permitted to remain in such premises after Closing for a reasonable period of time not to exceed 90 days, (b) that the rental for such properties will at no time exceed a fair market rental and
(c) that the Company will have no liability to the landlord upon a termination of such lease or for any other costs associated with the premises except for any damages actual caused by the Purchaser between the Closing Date and the date that the Purchaser vacates the property.

         Section 6.8. Financial Statements. (a) Each Company has previously delivered to National and CDL (i) a true and complete copy of each Company's audited balance sheet and the related audited statements of earnings and cash flows for the fiscal years then ended, with notes thereto, audited by the Company's Accountants, as listed on Schedule 6.8 (collectively, the "Financial Statements"). The Financial Statements have been prepared in conformity with GAAP, applied on a consistent basis throughout the respective periods and present fairly the financial condition and results of operations of the Company as of and for the periods included therein.

         (b) Within fifteen (15) days of the date hereof, the Company shall deliver to CDL and National a true and complete copy of each Company's unaudited balance sheet as of the Closing Date and the related unaudited statements of earnings and cash flows for the eleven (11) months and 8 days then ended, certified by the Company's chief financial officer

         Section 6.9.......Absence of Certain Developments.  Except as set forth in Schedule 6.9, since the date of the most recent audited Financial Statements of each Company, there has not been any Material Adverse Change, or any development which could reasonably be expected to result in a prospective Material Adverse Change. Except as set forth in Schedule 6.9, since the date of the most recent audited Financial Statements of each Company, each Company has conducted its businesses in the ordinary and usual course consistent with past practices and has not (i) sold, leased, transferred or otherwise disposed of any of its assets (other than dispositions in the ordinary course of business consistent with past practices), (ii) breached, terminated or amended in any material respect any contract or lease to which it is a party or to which it is bound or to which its properties are subject, (iii) amended its Articles of Incorporation or by-laws or taken any action in contemplation of an amendment to such Articles of Incorporation or by-laws or in contemplation of its liquidation or dissolution and, to its best knowledge after due investigation, no such action has been taken by its shareholders, directors or officers, (iv) declared or paid any dividend or distribution on its capital stock or repurchased or otherwise acquired any shares of its capital stock or any option, warrant, right, call or commitment relating to its capital stock or any outstanding securities or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire from it, any shares of its capital stock, (v) suffered any material loss, damage or destruction whether or not covered by insurance, (vi) made any change in the accounting methods or practices it follows, whether for general financial or tax purposes, (vii) incurred any liabilities (other than in the ordinary course of business) none of which, individually or in the aggregate, are material, (viii) incurred, created or suffered to exist any Encumbrances on its assets, except those created in the ordinary course of business, none of which, individually or in the aggregate, are material, (ix) increased the compensation payable or to become payable to any of its officers or employees or increased any bonus, severance, accrued vacation, insurance, pension or other Employee Benefit Plan, payment or arrangement made by it for or with any such officers or employees, (x) suffered any labor dispute, strike or other work stoppage, (xi) made or obligated itself to make any capital expenditures in excess of $10,000 individually or in the aggregate, (xii) entered into any contract or other agreement requiring it to make payments in excess of $10,000 per annum, individually or in the aggregate, other than in the ordinary course of business consistent with past practices,
(xiii) made any payments to or entered into any transactions with any Shareholder or family member of any Shareholder except for salaries paid to the Shareholders consistent with their historic salaries and the budgets previously delivered to CDL, (xiv) breached or violated any law, statute, rule or regulation applicable to the Company or its business in any material respect,
(xv) suffered any Material Adverse Changes in its financial position or results of operations, or (xvi) entered into any agreement to do any of the foregoing.

                  Section 6.10. Governmental Authorizations; Licenses. The business of the Company has been operated in material compliance with all applicable laws, rules, regulations, codes, ordinances, orders, policies and guidelines of all Governmental Authorities, including but not limited to, those related to: pricing, sales or distribution of products, antitrust, trade regulation, trade practices, sanitation, land use and similar laws. The Company has all permits, licenses, approvals, certificates, titles, fuel permits, franchises, operating authorities (including any necessary FAA or ICC operating authorities), state operating licenses or registrations and other interstate or intrastate regulatory licenses and other authorizations, and has made all notifications, registrations, certifications and filings with all Governmental Authorities, necessary or advisable for the operation of the business as currently conducted by the Company, except for those which, individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect. There is no action, case or proceeding pending or, to the Shareholders' or the Company's knowledge, threatened by any Governmental Authority with respect to (i) any alleged violation by the Company of any law, rule, regulation, code, ordinance, order, policy or guideline of any Governmental Authority, or (ii) any alleged failure by the Company to have any permit, license, approval, certification or other authorization required in connection with the operation of the business. No notice of any violation of such laws has been received by the Company or the Shareholders. Schedule 6.10 sets forth a true and complete list of all of the Company's permits, licenses, approvals, certificates, registrations and other authorizations relating to the business (the "Authorizations"). Such Authorizations are in full force and effect and neither the Company nor the Shareholders have received notification of the suspension or cancellation of, or the intent to cancel, terminate or not renew, any thereof.

         Section  6.11......Litigation.  Except as set forth in  Schedule  6.11, there are no lawsuits, actions, proceedings, claims, orders or investigations by or before any Governmental Authority pending or, to the knowledge of the Company or the Shareholders, threatened against the Company or its Affiliates relating to such Company, its business or any product or service which has been sold by such Company or seeking to enjoin the transactions contemplated hereby.

         Section 6.12......Undisclosed  Liabilities.  Other than those reflected in the Financial Statements or Schedule 6.12 to this Agreement, there are no liabilities of the Company of any kind or nature whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, or whether due or to become due, other than liabilities incurred in the ordinary course of business and consistent with past practices since the date of the Financial Statements, and there exists no facts or circumstances (other than general economic conditions) that could reasonably be expected to result in any such liability.

         Section 6.13......Taxes.  All federal, state, county, local and foreign tax returns and reports of the Company required to be filed have been duly and timely filed. There are no examinations in progress or claims against the Company for federal, state, local and other taxes (including penalties and interest) for any period or periods and no notice of any claim for taxes, whether pending or threatened has been received. All federal, state, county, local, foreign and any other taxes (including all income, withholding and employment taxes), assessments (including interest and penalties), fees, interest, penalties and other governmental charges with respect to the employees, properties, assets, income or franchises of the Company which are due and payable have been paid or duly provided for, or are being contested in good faith by appropriate proceedings as disclosed on Schedule 6.13 and adequate reserves therefor have been established pursuant to GAAP, or have arisen after the date hereof in the ordinary course of business. There are no tax liens on any of the assets of the Company, except for liens for taxes not yet due and payable.

         Section 6.14. Insurance. Schedule 6.14 lists all insurance policies in effect with respect to the Company or its business during the past three (3) years, showing, as to each policy or binder, the carrier, policy number, coverage limits, expiration dates, annual premiums, deductibles or retention levels and a general description of the type of coverage provided. Such insurance policies are currently in full force and have remained in full force and effect through the Closing.

         Section 6.15. Environmental Matters. Except as set forth on Schedule 6.15, (i)the business of the Company is being and has been conducted in compliance with all Environmental Laws, (ii) the business has, and at all times has had, all permits, licenses and other approvals and authorizations required under applicable Environmental Laws for the operation of the business, (iii) neither the Company nor the Shareholders have received any notice from any Governmental Authority that the Company may be a potentially responsible party in connection with any waste disposal site or facility used, directly or indirectly, by or otherwise related to the business, (iv) no reports have been filed, or have been required to be filed, by the Company or the Shareholders, concerning the release of any Regulated Substance or the violation of any Environmental Law, on or at the properties used in the business; (v) there have been no environmental investigations, studies, audits, tests, reviews, or other analyses conducted by or which are in the possession of the Company relating to the business, true and complete copies of which have not been delivered to National and CDL prior to the date hereof, (vi) no Regulated Substance has been disposed of, transferred, released, discharged or transported by or for the Company from the Company's business premises, other than as permitted under applicable Environmental Law pursuant to appropriate regulations, permits or authorizations, and (vii) there are no civil, criminal or administrative actions, suits, demands, claims, hearings, investigations or other proceedings pending or, to the Company's knowledge, threatened against the business or the Company with respect to its business or assets relating to any violations, or alleged violations, of any Environmental Law, and neither the Company nor the Shareholders have received any notices, demand letters or requests for information, arising out of, in connection with, or resulting from, a violation, or alleged violation, of any Environmental Law, and neither the Company nor the Shareholders have been notified by any Governmental Authority or any other Person that the Company's business or assets have, or may have, any liability pursuant to any Environmental Law.

         Section 6.16......Employee Matters.

         (a) Schedule 6.16 contains a true and complete list of the employees currently employed by the Company, indicating the title of and a description of any agreements concerning such employees and a listing of the rate or range of rates of all current compensation payable by the Company to each employee.

         (b) Except as set forth on Schedule 6.16, (i) the Company has not entered into any collective bargaining agreements regarding its employees, (ii) there are no written personnel policies applicable to such employees generally, other than employee manuals, true and complete copies of which have previously been provided to National and CDL, (iii) there is no labor strike, dispute, slowdown or work stoppage or lockout pending or, to the best knowledge of the Company, threatened against or affecting the Company and during the past three years there has been no such action, (iv) to the best knowledge of the Company, no union organization campaign is in progress with respect to any of the employees, and no question concerning representation exists respecting such employees, (v) there is no unfair labor practice, charge or complaint pending or, to the best knowledge of the Company, threatened against the Company, and
(vi) the Company has not entered into any agreement, arrangement or understanding restricting its ability to terminate the employment of any or all of its employees at any time, for any lawful or no reason, without penalty or liability.

         Section  6.17......Employee  Benefit  Plans.  Schedule  6.17  lists all bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock and stock option plans, all employment or severance contracts, health and medical insurance plans, life insurance and disability insurance plans, other material employee benefit plans, contracts or arrangements which cover employees or former employees of the Company including, but not limited to, "employee benefit plans" within the meaning of Section 3(3) of ERISA (the "Employee Benefit Plans"). The Employee Benefit Plans which are described in Section 3(3) of ERISA (the "ERISA Plans") are in compliance in all material respects with the applicable provisions of ERISA and, if intended to be tax qualified, Sections 401(a) and 501(a) of the Code. All ERISA Plans which are intended to qualify under Section 401(a) of the Code have been submitted to and approved under
Section 401(a) of the Code by the Internal Revenue Service or, alternatively, the applicable remedial amendment period with respect to any such ERISA Plan will not have ended prior to the Closing Date. No liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any of its Affiliates with respect to any ongoing, frozen or terminated "single-employer plan," within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate"). Except as set forth on Schedule 6.17, neither the Company nor any of its Affiliates have incurred or expect to incur any withdrawal liability with respect to a multi-employer plan under Subtitle E of Title IV of ERISA (regardless of whether based on contributions of an ERISA Affiliate).

         Section 6.18. Proprietary Rights. (a) All of the Company's Proprietary Rights are listed in Schedule 6.18. Except as disclosed in Schedule 6.18, the Company owns and possesses all right, title and interest in the Proprietary Rights. The transactions contemplated by this Agreement will have no material adverse effect on the Company's right, title and interest in the Proprietary Rights.

         (b) No claim by any third party contesting the validity, enforceability, use or ownership of any Proprietary Rights has been made, is currently pending or, to the Company's or the Shareholders' knowledge, is threatened. The Company has not received any notice of, nor is it aware of any fact which indicates a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to any of the Proprietary Rights. The Company has not infringed, misappropriated or otherwise conflicted with any rights of any third parties, nor is it aware of any infringement, misappropriation or conflict which will occur as a result of the continued operation of the Company's business as now conducted.

         Section 6.19......Accounts Receivable.  Schedule 6.19 sets forth a true and complete listing of all accounts and notes receivable and all reserves related thereto, deposits, advances and manufacturer and supplier rebates (the "Accounts Receivable") and an aging schedule reflecting the aggregate amount of all Accounts Receivable outstanding (i) 30 days or less, (ii) more than 30 days but less than or equal to 60 days, (iii) more than 60 days but less than or equal to 90 days, and (iv) more than 90 days. All of the Accounts Receivable have arisen in the ordinary and regular course of business, represent bona fide transactions with third parties and are not subject to any counterclaims or offsets (except for those for which adequate reserves have been established in accordance with GAAP) and have been billed and, to the Company's knowledge, are collectible in the ordinary course.

         Section 6.20......Contracts.

         (a) Schedule 6.20 describes all contracts (except for usual and ordinary purchase orders executed in the normal course of business), agreements, leases, commitments, instruments, plans, permits or licenses, whether written or oral, to which the Company is a party or is otherwise bound, of the type described below (the "Contracts"):

                  (i) all agreements with or commitments to customers for the sale by the Company of products or services;

                  (ii) all agreements or commitments for the purchase by the Company of services, raw materials, products, machinery, equipment or other personal property other than those that are for amounts not to exceed $20,000;

                  (iii) all capitalized leases, pledges, conditional sale or title retention agreements;

                  (iv) all employment agreements and commitments, all consulting or severance agreements or arrangements and all agreements between the Company and the Shareholders, any Affiliate of the Shareholders or any other officer, director or employee of the Company (other than employee-at-will relationships);

                  (v) all agreements relating to the consignment or lease of personal property (whether the Company is lessee, sublessee, lessor or sublessor), other than such agreements that provide for annual payments of less than $20,000;

                  (vi) all license, royalty or other agreements relating to the Proprietary Rights;

                  (vii) all agreements prohibiting the Company from freely engaging in the business presently conducted by the Company in any geographic area;

                  (viii) all agreements to provide rebates to customers of the Company, to the extent not reflected as a liability on the Financial Statements; and

                  (ix) any agreement other than those covered by clauses (i) through (viii) above involving payment or receipt of more than $40,000 in the aggregate.

                  (b) To the knowledge of the Company, none of the other parties to any such Contracts intends to terminate or materially alter the material provisions of such material Contracts either as a result of transactions contemplated hereby or otherwise, except as disclosed in Schedule 6.20.

                  (c) Except as disclosed in Schedule 6.20, the Company is not in, nor has given or received notice of, any default or claimed, purported or alleged default, or facts that, with notice or lapse of time, or both, would constitute a default (or give rise to a termination right) on the part of any party in the performance of any obligation to be performed under any of the Contracts, other than those which will not result in a Material Adverse Effect on the Company.

                  (d) True and complete copies of all written Contracts, including any amendments thereto, have been delivered to National or CDL and such documents constitute the legal, valid and binding obligation of the Company and, to the best knowledge of the Company, each other party purportedly obligated thereunder.

         Section 6.21......Customers and Suppliers.

                  (a) Schedule 6.21. sets forth a list of all customers (including names, addresses, contact persons, and telephone and facsimile numbers) with whom the Company (i) currently does business, (ii) is currently actively pursuing as a prospective customer, or (iii) has done business with since January 1, 1996.

                  (b) Except to the extent set forth in Schedule 6.21, no one customer or group of related customers of the Company account for more than 5% of all of the revenues, in the aggregate, of the Company. Except to the extent set forth on Schedule 6.21, (i) none of the customers of the Company with revenues greater than 5% of the total revenues have canceled or substantially reduced or, to the knowledge of the Shareholders or the Company are currently attempting or threatening to cancel or substantially reduce service and (ii) the Company has complied with all material commitments and obligations pertaining to them and is not in default under any such contracts and agreements and no notice of default has been received. Schedule 6.21 lists the ten (10) largest customers (in terms of sales) of the Company, in the aggregate, for the fiscal year ended December 31, 1997 and the first eight months of 1998 and the revenues received from each such customer during fiscal 1997 and the first eight months of 1998.

                  (c)......Schedule  6.21  sets  forth a list  of the  ten  (10)
largest suppliers of the Company, in the aggregate, in terms of purchases during the year ended December 31, 1997 and the first eight months of 1998. Except as set forth on Schedule 6.21, no supplier listed on Schedule 6.21 has notified or otherwise indicated to the Company that it will stop, or decrease the rate of, or, other than publicly announced generally applicable price increases, materially increase the cost of, its supply of materials, products or services used by the Company, and no supplier listed on Schedule 6.21 has, during the current fiscal year, ceased, materially decreased the rate of or materially raised the cost of, any such materials, products or services.

         Section 6.22. Predecessor Status. Set forth in Schedule 6.22 is a listing of all names of all predecessor companies of the Company, including the names of any entities from whom within the last five years the Company previously acquired significant assets. The Company has never been a subsidiary or division of another corporation or a part of any acquisition which was later rescinded. Set forth on Schedule 6.22 is a listing of each business name used by the Company and its predecessors and by any companies acquired by or merged into it, and each state and county in which any such trade name is registered, if any.

         Section  6.23......Books and Records.  The stock records of the Company accurately reflect the record ownership of all of the outstanding shares of its capital stock. The other books and records of the Company, including financial records and books of account, are complete and accurate and have been maintained in accordance with GAAP, to the extent applicable, and sound business practices. The minute books of the Company contain complete and accurate records of all meetings of, or actions taken without a meeting by, the shareholders, the Board of Directors or any committee of the Company. No meetings of the shareholders or of the Board of Directors of the Company or any of its committees have been held for which minutes have not been prepared and are not contained in its minute books and no action taken by it without a meeting is not accurately recorded in its minute books.

         Section  6.24......Brokers.  No  Person  is or  will be  entitled  to a broker's, finder's, investment banker's, financial adviser's or similar fee from the Company in connection with this Agreement or any of the transactions contemplated hereby. The Company has not employed any broker or agent in connection with the transactions contemplated by this Agreement.

         Section 6.25......Full  Disclosure.  No representation or warranty made by the Shareholders or the Company in this Agreement, any Schedule, any Exhibit or any certificate delivered by or on behalf of the Company pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE VII

            Representations and Warranties Regarding the Shareholders

         Each Shareholder represents and warrants to National and CDL, with respect to himself only, as follows:

         Section  7.1.......Authorization.  The  Shareholder has the capacity to execute and deliver this Agreement and to perform his obligations hereunder. The Shareholder is not under any impairment or other disability, legal, physical, mental or otherwise, that would preclude or limit his ability to perform his obligations hereunder. This Agreement constitutes a binding and valid obligation of the Shareholder, enforceable against him in accordance with its terms.

         Section 7.2.......Non-contravention. Neither the execution and delivery of this Agreement nor the performance by the Shareholder of obligations hereunder will (i) violate or result in a breach (with or without the lapse of time, the giving of notice or both) of or constitute a default under (A) any contract, agreement, commitment, indenture, mortgage, lease, pledge, note, license, permit or other instrument or obligation or (B) any judgment, order, decree, law, rule or regulation or other restriction of any Governmental Authority, in each case to which any of the Shareholder is a party or by which the Shareholder is bound or to which any of his assets or properties or the assets or properties of the Company are subject, (ii) result in the creation or imposition of any Encumbrances on any of the assets or properties of the Shareholder or the Company, or (iii) result in the acceleration of, or permit any Person to accelerate or declare due and payable prior to its stated maturity, any obligation of the Shareholder.

         Section   7.3.......No   Consents.   No  notice  to,  filing  with,  or
authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Shareholder.

         Section  7.4.......Ownership  of the Company's  Stock.  The Shareholder
owns all of the Company's Stock held by him beneficially and of record, free and clear of any Encumbrances. Exhibit A sets forth the individual ownership of the Company's Stock by the Shareholder next to his name.

         Section  7.5.......Brokers.  No  Person  is or  will be  entitled  to a broker's, finder's, investment banker's, financial adviser's or similar fee from the Shareholder in connection with this Agreement or any of the transactions contemplated hereby. The Shareholder has not employed any broker or agent in connection with the transactions contemplated by this Agreement.

         Section 7.6. Affiliates. The Shareholder has no interest in, nor affiliation with, any entity or person in the air or ground messenger or delivery business or any related business except for the Company or as set forth in Schedule 7.6.

         Section 7.7.......Full  Disclosure.  No representation or warranty made by the Shareholders in this Agreement, any Schedule, any Exhibit or any certificate delivered, or to be delivered, by or on behalf of the Shareholders pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                  ARTICLE VIII

             Representations and Warranties Regarding National and CDL

         National and CDL, jointly and severally, represent and warrant to the Shareholders and the Company as follows:

         Section 8.1. Organization. National and CDL are each corporations duly organized, validly existing and in good standing under the laws of the States of Missouri and Delaware, respectively and have full power and authority, corporate and other, to own their respective property and assets and to carry on their respective businesses as presently conducted except where the failure to be so qualified would not have a material adverse effect on their respective businesses.

         Section 8.2. Authorization. National and CDL have full power and authority, corporate and other, to execute and deliver this Agreement and to perform their respective obligations hereunder, all of which have been duly authorized by all requisite corporate action. This Agreement, has been or, at the time of delivery will be, duly authorized, executed and delivered by National and CDL and constitute or, at the time of delivery will constitute, a valid and binding agreement of National and CDL, enforceable against National and CDL in accordance with its terms.

         Section  8.3.......Non-contravention.   Neither  National  nor  CDL  is
subject to any provision of its respective Certificate of Incorporation or by-laws or any agreement, instrument, law, rule, regulation, order, decree or judgment of any Governmental Authority or other restriction that would prevent the consummation of the transactions contemplated by this Agreement.

         Section   8.4.......No   Consents.   No  notice  to,  filing  with,  or
authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by National and CDL.

         Section  8.5.......Brokers.  No  Person  is or  will be  entitled  to a broker's, finder's, investment banker's, financial adviser's or similar fee from either National or CDL in connection with this Agreement or any of the transactions contemplated hereby.

         Section  8.6.......SEC  Documents.  The SEC  Documents  adequately  and correctly describe the business of CDL as at their respective dates. The SEC Documents do not contain any untrue statement of a material fact nor omit to state a material fact necessary to make the statements contained therein not misleading.

         Section  8.7.......CDL Stock. The CDL Stock to be issued hereunder will be duly authorized, validly issued, fully paid and nonassessable. No Encumbrances or restrictions exist on the CDL Stock, except restrictions on transfer pursuant to state and federal securities laws.

                                   ARTICLE IX

                            Covenants and Agreements

         Section 9.1.......Access and Information.  No investigation by National and CDL heretofore or hereafter made shall modify or otherwise affect any representations and warranties of the Company or the Shareholders, which shall survive any such investigation, or the conditions to the respective obligations of National and CDL to consummate the transactions contemplated hereby.

         Section  9.2.......Closing  Documents. The Company and the Shareholders
shall, prior to or on the Closing Date, execute and deliver, or cause to be executed and delivered to National and CDL, the documents or instruments described in Section 10.2. National and CDL shall, prior to or on the Closing Date, execute and deliver, or cause to be executed and delivered, to the Shareholders, the documents or instruments described in Section 10.3.

         Section  9.3.......Taxes.  The  following  provisions  shall govern the allocation of responsibility as between CDL and National on the one hand and the Company on the other hand for certain tax matters following the Closing Date:

         (a) Tax Periods Ending on or Before the Closing Date. CDL shall prepare or cause to be prepared and file or cause to be filed all tax returns for the Company for all periods ending on or prior to the Closing Date which have not been filed and which were not required to be filed prior to the Closing Date. CDL shall permit the Shareholders to review and comment on each such tax return described in the preceding sentence prior to filing. The Shareholders shall reimburse CDL for taxes, interest and penalties of the Company with respect to such periods within fifteen (15) days after payment by CDL or any of its affiliates of such taxes to the extent such taxes are not reflected in the reserve for taxes shown on the face of the Balance Sheet for the period ended the Closing Date.

         (b) Tax Periods Beginning Before and Ending After the Closing Date. CDL shall prepare or cause to be prepared, pay and file or cause to be filed any tax returns of the Company for tax periods which begin before the Closing Date and end after the Closing Date. The shareholders of the individual Company owing the taxes shall pay to CDL within fifteen (15) days after the date on which taxes are paid with respect to such periods an amount equal to the portion of such taxes, interest and penalties which relates to the portion of such taxable period ending on the closing date to the extent such taxes are not reflected in the reserves for taxes, interest and penalties shown on Schedule 9.3(b) and as reflected on the face of the Balance Sheet for the period ended the Closing Date.

         (c) Cooperation on Tax Matters. CDL, National and the Shareholders shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of tax returns pursuant to this Section and any audit, litigation or other proceeding with respect to taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. If the Shareholders wish to contest any audit, litigation inquiry or other proceeding with respect to taxes for periods prior to the Closing Date for which they are liable, they may do so with counsel. accountants and/or other professionals of their choosing, so long as prior to assuming such role, they deposit with CDL and National an amount of funds to be held in escrow by CDL which will cover and indemnify and hold harmless CDL for all taxes, interest and penalties which may be imposed upon CDL, National or the Companies by reason of such proceeding and all amounts needed to provide for defense costs in such proceeding.

         (d) Tax Sharing Agreements. All tax sharing agreements or similar agreements with respect to or involving the Company shall be terminated as of the Closing Date and, after the Closing Date, the Company shall not be bound thereby or have any liability thereunder.

         (e) Certain Taxes. All transfer, documentary, sales, use, stamp, registration and other such taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be paid by the Shareholders when due, and the Shareholders will, at their own expense, file all necessary tax returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other taxes and fees, and, if required by applicable law, CDL will, and will cause its affiliates to, join in the execution of any such tax returns and other documentation.

                  Section 9.4. Non-Competition and Confidentiality Agreement. For a period of five (5) years after the Closing Date, or, as to any Shareholder who becomes an employee of National or CDL, during such employment and for a period of two (2) years following termination of such relationship as an employee (whichever period is longer), the Shareholders will not directly or indirectly:

                                    (i) engage in the small  package  delivery
                  business or the provision of ground or air transportation services in or within 250 miles of any of Kansas City, Kansas, St. Louis, Missouri, or Indianapolis, Indiana (the "Territory");

                                    (ii)  call upon any  person  who is, at that
                  time,   an  employee  of  National  or  CDL   (including   the
                  subsidiaries of either thereof) in a managerial or sales capacity for the purpose or with the intent of enticing such employee away from or out of the employ of National or CDL;

                                    (iii)  call upon any  person  or entity  (x)
                  which is, at that time, or which has been, within one (1) year prior to that time, a customer of National or CDL (including the subsidiaries of either thereof) or (y) which was a customer of the Company in the 18 month period preceding the Closing, for the purpose of soliciting or selling products or services in direct competition with National or CDL anywhere in the United States; or

                                    (iv) use for his own  benefit  or divulge or
                  convey to any third party, any Confidential Information (as hereinafter defined) relating to the Company or its business. For purposes of this Agreement, Confidential Information consists of all information, knowledge or data relating to the Company or its business including, without limitation, customer and supplier lists, formulae, trade know-how, processes, secrets, consultant contracts, pricing information, marketing plans, product development plans, business acquisition plans and all other information relating to the operation of the Company or its business not in the public domain or otherwise publicly available. Information which enters the public domain or is publicly available loses its confidential status hereunder so long as the Shareholders do not directly or indirectly cause such information to enter the public domain.

                  Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit the Shareholders from acquiring, as an investment, not more than one percent (1%) of the capital stock of a competing business whose stock is traded on a national securities exchange or over-the-counter.

                  The Shareholders acknowledge that the restrictions contained in this Section 9.4 are reasonable and necessary to protect the legitimate interests of National and CDL and that any breach by the Shareholders of any provision hereof will result in irreparable injury to National and CDL. The Shareholders acknowledge that, in addition to all remedies available at law, National and CDL shall be entitled to equitable relief, including injunctive relief, and an equitable accounting of all earnings, profits or other benefits arising from such breach and shall be entitled to receive such other damages, direct or consequential, as may be appropriate. Neither National nor CDL shall be required to post any bond or other security in connection with any proceeding to enforce this Section 9.4.

                  It is specifically agreed that the five (5) year period stated at the beginning of this Section 9.4, during which the agreements and covenants of the Shareholders shall be effective, shall be computed by excluding from such period any time during which the Shareholders are in violation of any provision of this Section 9.4. It is also agreed that the restrictions contained in this
Section 9.4 and in the Employment Agreements shall terminate in the event that CDL, after all allowable grace periods, fails to make any payment when due under the Notes; provided, however, that such restrictions shall not terminate if the nonpayment is due to an exercise of the right of set-off under Section 11.5 hereof.

                  All of the covenants in this Section 9.4 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim of the Shareholders against National or CDL shall not constitute a defense to the enforcement of such covenants.

                  The foregoing notwithstanding, the covenants set forth in this
Section 9.4 (and the similar confidentiality and noncompetition provisions in any Shareholder's employment agreement) shall terminate and be of no further effect if CDL fails to make any payment to the Shareholders under the Note or the Earn-Out Payment after all allowable grace periods and resolution of all disputes relating thereto.

         Section 9.5.......Audited  Financial  Statements  of the  Company.  All
fees and expenses incurred in connection with any audits of the financial statements of the Company shall be the sole responsibility of the Shareholders.

         Section  9.6.......Best  Efforts;  Further  Assurances.  Subject to the
terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Each of the Company, the Shareholders, National and CDL will use their respective best efforts to obtain consents of all Governmental Authorities and third parties necessary to the consummation of the transactions contemplated by this Agreement. The Company and the Shareholders shall use their respective reasonable best efforts to assist National and CDL in connection with the fulfillment of any SEC disclosure, reporting or other governmental compliance obligation of National and CDL, including without limitation providing National and CDL with any financial and other information requested by National and CDL. In the event that at any time after Closing any further action is necessary to carry out the purposes of this Agreement, the Company and the Shareholders shall take all such reasonable action without any further consideration therefor.

         Section 9.7.      Compliance with the Securities Act.

         (a) The Shareholders acknowledge that the CDL Stock to be delivered to the Shareholders pursuant to this Agreement (including upon conversion of any part of the Notes) (the "Restricted Stock") has not been and will not be registered under the Securities Act and therefore may not be resold without compliance with the Securities Act. The Restricted Stock is being acquired by the Shareholders solely for their own accounts, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of it in connection with the distribution of such shares. The Shareholders covenant, warrant and represent that the Restricted Stock will not be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of except after full compliance with all of the applicable provisions of the Securities Act and the rules and regulations of the SEC. The certificates representing the Restricted Stock shall bear the following legend:

                  The securities represented hereby were not issued in a transaction registered under the Securities Act of 1933, as amended ("Securities Act"), or any applicable state securities laws and may not be sold, pledged, hypothecated, or otherwise transferred unless such sale or transfer is covered by an effective registration statement under the Securities Act and applicable state securities laws or, in the opinion of counsel for the holder and the issuer, is exempt from the registration requirements of the Securities Act and such laws.

The foregoing legend notwithstanding, CDL will not require any opinion of counsel if the Restricted Stock may be transferred pursuant to Rule 144 of the Act.

         (b) Each Shareholder represents that he is able to bear the economic risk of an investment in the Restricted Stock, can afford to sustain a total loss of such investment and has such knowledge and experience in financial and business matters including investments in unregistered securities, that he is capable of evaluating the merits and risks of the proposed investment and/or has employed a purchaser representative who is qualified by training and experience in business and financial matters to evaluate the merits and risks of an investment in CDL and therefore has the capacity to protect his own interests in connection with his acquisition of the Restricted Stock.

         (c) Each Shareholder represents that he, or such Shareholder's purchaser representative, has read and reviewed the information provided pursuant to this Agreement and the other documentation and information furnished by National or CDL (including CDL's Form 10-K for the year ended December 31, 1997, its Forms 10-Q for the quarters ended March 31, June 30 and September 30, 1998, its Forms 8-K filed July 16, August 5, 18 and 19, September 15 and 28 and October 19, 1998, its Registration Statement on Form S-4, and its proxy statement for its annual meeting held on June 17, 1998 (the "SEC Documents")) and has had an adequate opportunity to ask questions and receive answers from the officers of CDL concerning, among other matters, CDL, its management, and its plans for the operation of its business. National and CDL have provided to the Shareholders an opportunity to ask questions and receive answers from the officers of CDL and to obtain any and all additional information necessary for them to verify the accuracy of the information provided herein or delivered pursuant hereto.

         (d) Until all of the shares of CDL Stock issued hereunder are sold or eligible for sale pursuant to Rule 144(k) of the Securities Act, CDL shall remain current in filing all reports with the SEC necessary to allow transfer of the shares of CDL Stock pursuant to Rule 144 if otherwise eligible for unrestricted sale under Rule 144.

                  Section 9.8. Covenants of CDL and National. During the Measurement Period, without the prior consent of Bozzay, CDL and National agree to:

                  (a) Continue to elect Bozzay to the Board of Directors of
National: and
                  (b) Keep the Division maintained as a separate profit center wholly-owned by CDL.

                  Section 9.9. Personal Guarantees.  Attached hereto as Schedule
9.9 is a list of all debt of the Company which is personally guaranteed by the Shareholders. CDL will use reasonable efforts after the Closing Date to cause each beneficiary of a guarantee listed on Schedule 9.9 to accept a National guarantee in place of the Shareholder guarantee it currently holds.

                                    ARTICLE X

                               Closing Deliveries

         Section 10.1. Mutual Conditions. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to Closing of the condition that (A) no Governmental Authority of competent jurisdiction shall have (i) enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order which is in effect; or (ii) commenced or threatened any action or proceeding, which in either case would prohibit consummation of the transactions contemplated by this Agreement, and (B) no action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the transactions, contemplated by this Agreement.

         Section  10.2......Deliveries by the Company and the Shareholders.  The
obligations of National and CDL to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment prior to or at Closing of each of the following conditions:

         (a) All representations and warranties made by each of the Company and the Shareholders in this Agreement and the Schedules hereto shall be true, correct and complete on the date hereof and as of the Closing Date as though such representations and warranties were made as of the Closing Date, and the Company and the Shareholders shall have duly performed or complied with all of the covenants, obligations and conditions to be performed or complied with by them under the terms of this Agreement on or prior to or at Closing.

         (b) There shall have been no (i) Material Adverse Change, or any development which could reasonably be expected to result in a prospective Material Adverse Change, or (ii) material damage, destruction or loss to, or any other material and adverse change in, the assets or the business of the Company, regardless of insurance coverage.

         (c) (i) All authorizations, consents, waivers, approvals or other actions required in connection with the execution, delivery and performance of this Agreement by the Company and the Shareholders and the consummation by the Company and the Shareholders of the transactions contemplated hereby shall have been obtained and shall be in full force and effect; (ii) the Company shall have obtained any authorizations, consents, waivers, approvals or other actions required to prevent a material breach or default by the Company under any contract to which the Company is party or for the continuation of any agreement to which the Company is a party; and (iii) all authorizations, consents, waivers, approvals or other actions necessary to permit National to own the Company's Stock shall have been obtained and shall be in full force and effect.

         (d) All promissory notes issued to any of the Shareholders (all of which are listed and described in Schedule 10.2) shall continue to be payable by National or CDL after the Closing Date over the same specified time period and at the same interest rate without acceleration unless National or CDL chooses to repay the notes without penalty prior to note maturity.

         (e) The Shareholders shall have delivered to CDL the certificates representing the Company's Stock along with the other items referred to in
Article III.

         (f) Prior to or at the Closing, the Shareholders and the Company shall have delivered such other closing documents as shall be requested by National and CDL in form and substance reasonably acceptable to counsel for National and CDL, including the following:

                  (i) a certificate of the President or a Vice President of the Company and a similar certificate from the Shareholders, dated the Closing Date, to the effect that (1) the Person or Persons signing such certificate is familiar with this Agreement and (2) the conditions specified in Section 10.2(a), (b) and (c), with respect to the person or Company signing the certificate, have been satisfied;

                  (ii) a certificate of the Secretary or Assistant Secretary of the Company, dated the Closing Date, as to the incumbency of any officer of the Company executing this Agreement or any document related thereto and covering such other matters as National and CDL may reasonably request;

                  (iii) a certified copy of (1) the Articles of Incorporation and by-laws of the Company and all amendments thereto, and (2) the resolutions of the Board of Directors of the Company authorizing the execution, delivery and consummation of this Agreement and the transactions contemplated hereby;

                  (iv) the Shareholders and certain other persons shall enter into employment agreements (the "Employment Agreements") with National in the respective forms attached hereto as Exhibit C and shall release CDL , National and the Companies from any liabilities arising from existing employment agreements, which shall be deemed terminated immediately prior to the Closing Date;

                  (v) an opinion of Thompson Coburn, counsel to the Company and the Shareholders, dated the Closing Date, and substantially in the form attached as Exhibit D;

                  (vi) a Certificate of Merger (pre-filed in Missouri with a delayed effective date) with a Plan of Merger for National and RE II as provided in Section 1.1; and

                  (vii) such other documents or instruments as National and CDL reasonably requests to effect the transactions contemplated hereby.

         Section  10.3......Deliveries  by CDL and National.  The obligations of the Shareholders and the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of each of the following conditions:

         (a) All representations and warranties made by National and CDL, respectively, in this Agreement shall be true, correct and complete on the date hereof and as of the Closing Date as though such representations and warranties were made as of the Closing Date, and National and CDL shall have duly performed or complied with all of their respective covenants, obligations and conditions to be performed or complied with by them, respectively, under the terms of this Agreement on or prior to or at the Closing.

         (b) All authorizations or approvals or other action required in connection with the execution, delivery and performance of this Agreement by National and CDL and the consummation by such party of the transactions contemplated hereby and thereby shall have been obtained and shall be in full force and effect.

         (c) Prior to or at the Closing, National and CDL shall have delivered to the Shareholders such closing documents as shall be reasonably requested by the Shareholders in form and substance reasonably acceptable to his counsel, including the following:

                  (i) a certificate of the President or a Vice President of each of National and CDL, dated the Closing Date, to the effect that (1) the Person signing such certificate is familiar with this Agreement and (2) the conditions specified in Section 10.3(a) and (b) have been satisfied;

                  (ii) a certificate of the Secretary or Assistant Secretary of each of National and CDL, dated the Closing Date, as to the incumbency of any officer thereof executing this Agreement or any document related thereto and covering such other matters as the Shareholders may reasonably request;

                  (iii) a certified copy of the resolutions of the Board of Directors of National and CDL, respectively, authorizing the execution, delivery and consummation of this Agreement and the transactions contemplated hereby and thereby;

                  (iv) the shares of CDL Stock, Notes and cash payments to be delivered at the Closing as provided in Section 2.2 hereof; and

                  (v) National shall enter into the Employment Agreements with the Shareholders and certain other persons.


                                   ARTICLE XI

            Survival of Representations and Warranties; Indemnification

         Section 11.1......Survival of Representations and Warranties. Except as
set forth below, the representations and warranties provided for in this Agreement shall survive the Closing for two (2) years from the Closing Date for the benefit of the parties hereto and their successors and assigns. The representations and warranties provided for in Sections 6.11, 6.13 and 6.15 shall survive the Closing and remain in full force and effect for six (6) years. The survival period of each representation or warranty as provided in this
Section 11.1 is hereinafter referred to as the "Survival Period."

         Section 11.2......Indemnification.

         (a) Each Shareholder shall indemnify and hold harmless National, CDL, their respective Affiliates, officers, directors, employees, agents and representatives, and any Person claiming by or through any of them, against and in respect of any and all claims, costs, expenses, damages, liabilities, losses or deficiencies (including, without limitation, counsel's fees and other costs and expenses incident to any suit, action or proceeding) (the "Damages") arising out of, resulting from or incurred in connection with (i) any inaccuracy in any representation or the breach of any warranty made by such Shareholder or the Company in which such Shareholder is a shareholder in this Agreement for the applicable Survival Period, or (ii) the breach by such Shareholder of any covenant or agreement to be performed by him hereunder, or (iii) any costs, damages, fines, penalties or liability relating to or arising from the tank removal disclosed on Schedule 6.15 or to the leakage or discharge of any materials therefrom.

         (b) National and CDL, jointly and severally, shall indemnify and hold harmless the Shareholders, their Affiliates, agents and representatives, and any Person claiming by or through any of them, against and in respect of any and all Damages arising out of, resulting from or incurred in connection with (i) any inaccuracy in any representation or the breach of any warranty made by National or CDL in this Agreement for the applicable Survival Period, or (ii) the breach by National or CDL of any covenant or agreement to be performed by it hereunder.

         (c) Any Person providing indemnification pursuant to the provisions of this Section 11.2 is hereinafter referred to as an "Indemnifying Party" and any Person entitled to be indemnified pursuant to the provisions of this Section
11.2 is hereinafter referred to as an "Indemnified Party."

         Section 11.3......Procedures for Third Party Claims. In the case of any claim for indemnification arising from a claim of a third party (a "Third Party Claim"), an Indemnified Party shall give prompt written notice to the Indemnifying Party of any claim or demand which such Indemnified Party has knowledge and as to which it may request indemnification hereunder. The Indemnifying Party shall have the right to defend and to direct the defense against any such Third Party Claim, in its name or in the name of the Indemnified Party, as the case may be, at the expense of the Indemnifying Party, and with counsel selected by the Indemnifying Party unless (i) such Third Party Claim seeks an order, injunction or other equitable relief against the Indemnified Party and it is reasonably necessary for the Indemnified Party to utilize its own counsel either due to time demands or the mature of the relief sought, or (ii) the Indemnified Party shall have reasonably concluded that there is an actual conflict of interest arising from the counsel chosen by the Indemnified Party representing the Indemnifying Party in the conduct of the defense of such Third Party Claim. Notwithstanding anything in this Agreement to the contrary, the Indemnified Party shall, at the expense of the Indemnifying Party, cooperate with the Indemnifying Party, and keep the Indemnifying Party fully informed, in the defense of such Third Party Claim. The Indemnified Party shall have the right to participate in the defense of any Third Party Claim with counsel employed at its own expense; provided, however, that, in the case of any Third Party Claim described in clause (i) or (ii) of the second preceding sentence or as to which the Indemnifying Party shall not in fact have employed counsel to assume the defense of such Third Party Claim, the reasonable fees and disbursements of such counsel shall be at the expense of the Indemnifying Party. The Indemnifying Party shall have no indemnification obligations with respect to any Third Party Claim which shall be settled by the Indemnified Party without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

         Section  11.4......Procedures for Inter-Party Claims. In the event that an Indemnified Party determines that it has a claim for Damages against an Indemnifying Party hereunder (other than as a result of a Third Party Claim), the Indemnified Party shall give prompt written notice thereof to the Indemnifying Party, specifying the amount of such claim and any relevant facts and circumstances relating thereto. The Indemnified Party shall provide the Indemnifying Party with reasonable access to its books and records for the purpose of allowing the Indemnifying Party a reasonable opportunity to verify any such claim for Damages. The Indemnified Party and the Indemnifying Party shall negotiate in good faith regarding the resolution of any disputed claims for Damages. Promptly following the final determination of the amount of any Damages claimed by the Indemnified Party, the Indemnifying Party shall pay such Damages to the Indemnified Party by wire transfer or check made payable to the order of the Indemnified Party, without interest.

         Section  11.5......Right of Set-Off. The Shareholders hereby agree that
National and CDL shall have the right to set-off, against any amount which may be owed by National or CDL to the Shareholders pursuant to this Agreement, including but not limited to the Notes and any earn out payments, whether payable in cash or securities (but excluding salary due to the Shareholders as employees), whether due or unpaid at the time of such set-off, any amount owed to National and CDL by the Shareholders pursuant to this Agreement or otherwise. The exercise of such right of set-off by National and CDL shall not constitute a breach by National or CDL of this Agreement or the agreement underlying such obligation. National and CDL, on the one hand, and the Shareholders, on the other, shall negotiate in good faith with respect to the propriety of any set-off by National or CDL.

         Section 11.6......Offset to Indemnification. All amounts of Damages for which a party claims indemnity shall be offset by any insurance or other monetary benefit received by the Indemnified Party as a result of the event giving rise to an indemnity claim, so that there is no double recovery by the Indemnified Party.

         Section 11.7......Limits on Indemnification. The Shareholders shall not have any liability under the indemnification provisions of this Article 11 unless and until the gross aggregate amount of claims against the Shareholders exceeds $25,000. National and CDL shall not have any liability to the Shareholders under the indemnification provisions of this Article 11 unless and until the gross aggregate amount of claims against National and CDL exceeds $25,000. All amounts of Damages for which a Shareholder may be obligated to pay to CDL or National, whether pursuant to a claim under this Article 11 or otherwise (except fraud), shall not exceed the amount which the Shareholder received as Purchase Price hereunder with respect to the Company as to which the claim for indemnification relates. No party shall be liable to any other under this Agreement, at law or in equity, (other than an action for fraud), with respect to any matter not initiated within the time limits specified in this
Article 11 or, if no time period is specified or if the claim is asserted other than under this Article 11, within three (3) years of the Closing Date.

         Section  11.8......Form  of Payment.  The  Shareholders may satisfy any indemnification obligations by delivery of stock of CDL held by them, valued at Fair Value or by a reduction of the principal amount of any Note. For purposes of this Section, "Fair Value" shall mean the average of the closing prices of the common stock of CDL as reported on the NASDAQ National Market System for the five (5) trading days ending on the second (2nd) trading day prior to receipt of the shares by CDL.

                                   ARTICLE XII

                                  Miscellaneous

         Section 12.1......Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given when so delivered personally, or by facsimile, or if mailed, five days after the date of mailing, as follows:

If to National or CDL:      380 Allwood Road
                            Clifton, New Jersey 07012
                            Telephone: (973) 471-1005
                            Facsimile: (973) 471-5519
                            Attention:  Mark Carlesimo, Esq., General Counsel

With a copy to:             Lowenstein Sandler PC
                            65 Livingston Avenue
                            Roseland, New Jersey 07068
                            Telephone: (973) 597-2500
                            Facsimile: (973) 597-2400
                            Attention: Alan Wovsaniker, Esq.

If to the Shareholders:     Terry Bozzay
                            13253 Romamy Way Ct.
                            St. Louis, MO  63131

                            Charles Walch
                            312 Planthurst Road
                            St. Louis, MO  63119

                            Randy Cooper
                            540 Coachway
                            Hazelwood, MO  63042

With a copy to:             Thompson Coburn
                            One Mercantile Center
                            St. Louis, Missouri  63101
                            Telephone:   314-552-6000
                            Facsimile:   314-552-7000
                            Attention:  Thomas E. Proost, Esq.

or to such other address as any party hereto shall notify the other parties hereto (as provided above) from time to time.

         Section 12.2. Expenses. Regardless of whether the transactions provided for in this Agreement are consummated, except as otherwise provided herein, the Company and CDL shall each pay its own expenses incident to this Agreement and the transactions contemplated herein. Notwithstanding the foregoing, the Shareholders and not the Company shall pay the Company's expenses to the extent such expenses are not reflected on the Company's Closing Date balance sheet.

         Section 12.3. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey, without reference to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New Jersey and the United States District Court for the District of New Jersey, located in Passaic or Essex County, State of Jersey, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 12.4. Assignment; Successors and Assigns; No Third Party Rights. Except as otherwise provided herein, this Agreement may not be assigned by operation of law or otherwise, and any attempted assignment shall be null and void. National and CDL may assign all of their rights under this Agreement to any Affiliate; provided such Affiliate assumes all of the obligations of National and CDL remains liable hereunder. No such assignment shall relieve National or CDL of their obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective successors, assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the parties hereto and their respective successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

         Section 12.5. Counterparts; Facsimile. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. This agreement may be executed by facsimile signature.

         Section 12.6. Titles and Headings. The headings and table of contents in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         Section 12.7. Entire Agreement. This Agreement, including the Schedules and Exhibits attached thereto, constitutes the entire agreement among the parties with respect to the matters covered hereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.

         Section 12.8. Amendment and Modification. This Agreement may only be amended or modified in writing signed by the party against whom enforcement of such amendment or modification is sought.

         Section 12.9. Public Announcement. Except as may be required by law, neither the Company or the Shareholders, on the one hand, or National or CDL, on the other hand, shall issue any press release or otherwise publicly disclose this Agreement or the transactions contemplated hereby or any dealings between or among the parties in connection with the subject matter hereof without the prior approval of the other. In the event that any such press release or other public disclosure shall be required, the party required to issue such release or other disclosure shall consult in good faith with the other party hereto with respect to the form and substance of such release or other disclosure prior to the public dissemination thereof.

         Section 12.10. Waiver. Any of the terms or conditions of this Agreement may be waived at any time by the party or parties entitled to the benefit thereof, but only by a writing signed by the party or parties waiving such terms or conditions.

         Section 12.11. Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.


         Section 12.12. No Strict Construction. Each of the parties to this Agreement acknowledge that this Agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against any party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                     FIRST CHOICE COURIER AND
                                     DISTRIBUTION SYSTEMS, INC.

                                     By:  /s/  Charles Walch
                                     Name:  Charles Walch
                                     Title:

                                     REGIONAL EXPRESS II, INC.

                                     By:  /s/  Terry Bozzay
                                     Name:  Terry Bozzay
                                     Title:

                                     REGIONAL EXPRESS III, INC.

                                     By:  /s/  Terry Bozzay
                                     Name:  Terry Bozzay
                                     Title:

                                     MANTECA ENTERPRISES, INC.

                                     By:  /s/  Terry Bozzay
                                     Name:  Terry Bozzay
                                     Title:

                                     /s/  Terry Bozzay
                                     TERRY BOZZAY

                                     /s/  Randy Cooper
                                     RANDY COOPER

                                     /s/ Charles Walch
                                     CHARLES WALCH


                                     NATIONAL EXPRESS COMPANY, INC.

                                     By:  /s/  Mark Carlesimo
                                     Name:  Mark Carlesimo
                                     Title:  Vice president


                                     CONSOLIDATED DELIVERY & LOGISTICS, INC.


                                     By:  /s/  Albert W.  Van Ness
                                     Name:  Albert W. Van Ness, Jr.
                                     Title:  Chairman and CEO

                                                   -iv-
                                            TABLE OF CONTENTS

                                          Article I - The Merger

Section 1.1.        Delivery and Filing of Articles of Merger...................
Section 1.2.        Effective Time of the Merger................................
Section 1.3.        Articles of Incorporation...................................
Section 1.4.        Certain Information With Respect to the Capital Stock of the
                    Company and National .......................................
Section 1.5.        Effect of Merger............................................
Section 1.6.        Manner of Conversion........................................

                                 Article II - Purchase and Sale of Stock;
                                           Additional Covenants

Section 2.1.        Purchase and Sale of Stock..................................
Section 2.2.        Purchase Price..............................................

                                  Article III - Requirements of Delivery

                                           Article IV - Closing

                                     Article V - Certain Definitions

Section 5.1.        Certain Definitions.........................................
Section 5.2.        Interpretation..............................................

                    Article VI - Representations and Warranties Regarding the
                                          Company

Section 6.1.        Organization and Qualification of the Company...............
Section 6.2.        Authorization...............................................
Section 6.3.        Non-contravention...........................................
Section 6.4.        No Consents.................................................
Section 6.5.        Capitalization..............................................
Section 6.6.        Personal Property...........................................
Section 6.7.        Real Property...............................................
Section 6.8.        Financial Statements........................................
Section 6.9.        Absence of Certain Developments.............................
Section 6.10.       Governmental Authorizations; Licenses.......................
Section 6.11.       Litigation..................................................
Section 6.12.       Undisclosed Liabilities....................................
Section 6.13.       Taxes......................................................
Section 6.14.       Insurance..................................................
Section 6.15.       Environmental Matters.......................................
Section 6.16.       Employee Matters............................................
Section 6.17.       Employee Benefit Plans......................................
Section 6.18.       Proprietary Rights..........................................
Section 6.19.       Accounts Receivable ........................................
Section 6.20.       Contracts...................................................
Section 6.21        Customers and Suppliers.....................................
Section 6.22.       Predecessor Status..........................................
Section 6.23.       Books and Records...........................................
Section 6.24.       Brokers.....................................................
Section 6.25.       Full Disclosure.............................................

                 Article VII - Representations and Warranties Regarding the
                                         Shareholders

Section 7.1.        Authorization...............................................
Section 7.2.        Non-contravention...........................................
Section 7.3.        No Consents.................................................
Section 7.4.        Ownership of the Company's Stock............................
Section 7.5.        Brokers.....................................................
Section 7.6.        Affiliates..................................................
Section 7.7.        Full Disclosure.............................................

                 Article VIII - Representations and Warranties Regarding
                                       National and CDL

Section 8.1.        Organization................................................
Section 8.2.        Authorization...............................................
Section 8.3.        Non-contravention...........................................
Section 8.4.        No Consents.................................................
Section 8.5.        Brokers.....................................................
Section 8.6         SEC Documents...............................................
Section 8.7         CDL Stock...................................................

                                  Article IX - Covenants and Agreements

Section 9.1.        Access and Information......................................
Section 9.2.        Closing Documents...........................................
Section 9.3.        Taxes.......................................................
Section 9.4.        Non-Competition and Confidentiality Agreement...............
Section 9.5.        Audited Financial Statements of the Company.................
Section 9.6.        Best Efforts; Further Assurances............................
Section 9.7.        Compliance with the Securities Act..........................
Section 9.8.        Covenants of CDL and National...............................
Section 9.9.        Personal Guarantees.........................................


                                      Article X - Closing Deliveries

Section 10.1.       Mutual Conditions...........................................
Section 10.2.       Deliveries by the Company and the Shareholders..............
Section 10.3.       Deliveries by CDL and National..............................

                 Article XI - Survival of Representations and Warranties;
                                        Indemnification

Section 11.1.       Survival of Representations and Warranties..................
Section 11.2.       Indemnification.............................................
Section 11.3.       Procedures for Third Party Claims...........................
Section 11.4.       Procedures for Inter-Party Claims...........................
Section 11.5.       Right of Set-Off............................................
Section 11.6.       Offset to Indemnification...................................
Section 11.7.       Limits on Indemnification...................................
Section 11.8.       Form of Payment.............................................

                                       Article XII - Miscellaneous

Section 12.1.       Notices.....................................................
Section 12.2.       Expenses....................................................
Section 12.3.       Governing Law; Consent to Jurisdiction......................
Section 12.4.       Assignment; Successors and Assigns; No Third Party Rights...
Section 12.5.       Counterparts; Facsimile.....................................
Section 12.6.       Titles and Headings.........................................
Section 12.7.       Entire Agreement............................................
Section 12.8.       Amendment and Modification..................................
Section 12.9.       Public Announcement.........................................
Section 12.10.      Waiver......................................................
Section 12.11.      Severability................................................
Section 12.12.      No Strict Construction......................................

                                                Schedules

Schedule 6.1        Foreign Qualifications of the Company
Schedule 6.3        Contravention of Agreements
Schedule 6.4        Consents
Schedule 6.6        Encumbrances
Schedule 6.7        Leased Real Property
Schedule 6.8        Financial Statements
Schedule 6.9        Certain Developments
Schedule 6.10       Authorizations
Schedule 6.11       Litigation
Schedule 6.12       Disclosed Liabilities
Schedule 6.13       Tax Contests
Schedule 6.14       Insurance
Schedule 6.15       Environmental Matters
Schedule 6.16       Employee Matters
Schedule 6.17       Employee Benefit Plans
Schedule 6.18       Proprietary Rights
Schedule 6.19       Accounts Receivable
Schedule 6.20       Contracts
Schedule 6.21       Customers and Suppliers
Schedule 6.22       Predecessor Names
Schedule 7.6        Affiliates
Schedule 9.9        Debt Guaranteed by Shareholders
Schedule 10.2       Promissory Notes

                                   Exhibits

Exhibit A           Allocation of Consideration to be Paid to Shareholders and
                    Ownership of Company's Stock
Exhibit B           Form of the Notes
Exhibit C           Forms of Employment Agreements
Exhibit D           Form of Opinion of Counsel to the Company and the
                    Shareholders

Exhibit 10.2

                  This Note has been, and any shares issued upon conversion pursuant to the terms hereof ("Underlying Shares") will be, acquired for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended ("Act"). This Note, and any securities issued upon conversion pursuant to this Note, have not been registered under the Securities Act of 1933, or any state securities law, and may be offered and sold only if registered pursuant to the provisions of that Act or those laws or if an exemption from registration is available.

                  Notwithstanding any other provisions contained herein, no transfer of this security, the Underlying Shares, or of any interest in either thereof shall be made unless the conditions specified in Article Four hereof have been fulfilled.

                         7% SUBORDINATED CONVERTIBLE NOTE DUE 2001
                         OF CONSOLIDATED DELIVERY & LOGISTICS, INC.

Registered Holder:       Terry Bozzay
                                                              December 8, 1998

Address:                 6400 Spencer Place                           No. MN-3
                         St. Louis, MO  63133

Principal Amount:        $718,293                          Clifton, New Jersey

Due:                     December 8, 2001

                  FOR VALUE RECEIVED, CONSOLIDATED DELIVERY & LOGISTICS, INC., a Delaware corporation (hereinafter called the "Company"), hereby promises to pay to the holder above named (herein called the "Holder"), the principal sum above stated on December 8, 2001 and to pay interest thereon at the rate of seven percent (7%) per annum from the date hereof. Interest shall be computed on the balance of principal outstanding from time to time, and payable quarterly beginning on February 28, 1999.

                  Both principal hereof and interest thereon are payable in lawful money of the United States of America at the Holder's address above or such other address as the Holder shall designate in writing delivered to the Company from time to time. Prior to any sale or other disposition of this Note, the Holder will endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon.

PREPAYMENT

                  The Company may prepay this debt, in whole or in part, without premium or penalty at any time on and after the "Trigger Date" (as defined below) and from time to time thereafter in its discretion; provided that it gives the Holder ten (10) days advance written notice of its intent to prepay; during which period the Holder may exercise his then existing conversion rights, if any.


                                 ARTICLE ONE

                                SUBORDINATION

                  Anything contained herein to the contrary notwithstanding, the indebtedness evidenced by this Note shall be fully subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Debt of the Company, including, without limitation, all indebtedness due to First Union Commercial Corporation or its affiliates, or any other bank or similar financial institution (hereinafter a "bank"), direct or indirect, absolute or contingent, due or to become due, whether now outstanding or hereafter created, and any and all renewals or replacements of the foregoing by contract, operation of law or otherwise. Such indebtedness of the Company to which the indebtedness evidenced by this Note and the interest thereon is subordinate and junior being sometimes hereinafter referred to as "Senior Debt" and also includes without limitation all debt or financing from time to time arranged by First Union Commercial Corporation or its affiliates or any other bank or institutional debt, including but not limited to, any mezzanine financing of the Company for working capital, acquisitions, or similar purposes to be provided by Paribas Capital Funding LLC and/or others.

                                    (i)  In  the  event  of  any  insolvency  or
                  bankruptcy  proceedings,  and any  receivership,  liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, and in the event of any execution sale, then the holders of Senior Debt shall be entitled to receive payment in full of all principal of, and premium on and interest on all Senior Debt (including any such interest which may accrue after the commencement of any such proceedings) before the Holder of this Note is entitled to receive any further payment on account of principal of or premium, if any, on this Note, and to that end the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect to this Note except with respect to interest payments.

                                    (ii) The  Company  shall not be  required to
                  make, directly or indirectly, and the Holder shall not be entitled to accept, receive (directly or indirectly) or, if improperly accepted or received, retain, any payment or prepayment of principal or premium hereunder if and so long as a payment default under the terms of any Senior Debt shall have occurred and shall be continuing.

                                    (iii)  In  the  event   that  this  Note  is
                  declared due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of clause (i) above shall not be applicable), and within 90 days of such declaration, the holders of the Senior Debt accelerate the indebtedness evidenced by such Senior Debt, the holders of all Senior Debt shall be entitled to receive payment in full of all principal and interest on all Senior Debt (including any such interest which may accrue after the commencement of any proceedings referred to in clause (i) above) before the Holder of this Note shall receive any further payment on account of the principal of or premium, if any, on this Note.

                  Unless an event described in (i), (ii) or (iii) above shall occur, principal of and accrued interest on this Note shall be payable as provided on the first page; and in the event the payment is suspended as provided in (i), (ii) or (iii) above, any amount previously received by the Holder hereof prior to the effective date of such event and payable to the Holder in accordance with the terms hereof shall be and remain the property of the Holder, the subordination provisions being intended only to affect payments due after an event described in (i), (ii) or (iii).

                  In case cash, securities or other property otherwise payable or deliverable to the Holder of this Note shall have been applied pursuant to the provisions of this Note to the payment of Senior Debt in full, then and in each such case, the holder or holders of the Senior Debt at the time any payments or distributions are received by such holder(s) of Senior Debt in excess of the amount sufficient to pay all Senior Debt in full, (a) shall pay over such excess to the Holder of this Note and (b) the Holder of this Note shall be subrogated to any rights of any holder(s) of Senior Debt to receive any further payments or distributions applicable to the Senior Debt, until this Note shall have been paid in full. Senior Debt shall not be considered to be paid in full unless and until all of the obligations which constitute a part of Senior Debt have been paid in full.

                  In furtherance of such subordination, the Holder of this Note hereby grants to the holder(s) of the Senior Debt irrevocable authority, after any default in the payment of any amounts due on the Senior Debt or in any event specified in clauses (i), (ii) or (iii) above, to demand, collect, file proofs of claim with respect to, receive and take any and all proceedings for the recovery of any and all monies due or to become due on account of this Note.

                  No present or future holder of Senior Debt shall be prejudiced in his right to enforce subordination of this Note by any act or failure to act on the part of the Company. The subordination provisions of this Note are solely for the purpose of defining the relative rights of the holder(s) of Senior Debt on the one hand and the Holder of this Note on the other hand, and nothing herein shall impair as between the Company and the Holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the Holder hereof the principal hereof and premium, if any, and interest hereon in accordance with its terms, nor shall anything herein prevent the Holder of this Note from declaring the Note to be due and payable before its expressed maturity because of the occurrence of a default hereunder or, in connection therewith, from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of holders of Senior Debt to cash, securities or other property otherwise payable or deliverable to the Holder of this Note.

                  In furtherance of this subordination the Holder agrees to execute and deliver any and all documents requested by the Company for delivery to its creditors (in the form as requested by such creditors) in order to implement or verify this subordination.


                                     ARTICLE TWO

                                  EVENTS OF DEFAULT

                  If any of the following events of default (each, an "Event of Default") shall occur, the Holder hereof, at his option, may declare all sums of principal and accrued interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable.

                  2.01 Events of Default

                  For purposes of this instrument, an Event of Default will be deemed to have occurred if:

                                    (a)  the  Company  shall  fail  to  pay  any
                  installment of principal or interest on this Note and such non-payment shall continue for a period of fifteen (15) days from the date due; or

                                    (b) a receiver, liquidator or trustee of the
                  Company or of any property of the Company, shall be appointed by court order; or the Company shall be adjudged bankrupt or insolvent; or any of the property of the Company shall be sequestered by court order; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 60 days after such filing; or

                                    (c) the  Company  shall file a  petition  in
                  voluntary bankruptcy or requesting reorganization under any provision of any bankruptcy, reorganization or insolvency law or shall consent to the filing of any petition against it under any such law; or

                                    (d)  the  Company  shall  make a  formal  or
                  informal assignment for the benefit of its creditors or admit in writing its inability to pay its debts generally when they become due or shall consent to the appointment of a receiver, trustee or liquidator of the Company or of all or any part of the property of the Company.

                  2.02  Remedies on Default

                  If an Event of Default shall have occurred, in addition to his rights and remedies under this Note, and any other instruments, the Holder may at his option by written notice to the Company declare all indebtedness to Holder hereunder to be due and payable, whereupon the same shall forthwith mature and become due and payable together with interest accrued thereon, without any further notice to and without presentment, demand, protest or notice of protest, all of which are hereby waived. In addition, after an Event of Default, interest shall be payable hereunder at the rate of nine percent (9%) per annum.

                  Subject to the rights of holders of Senior Debt, the Holder may proceed to protect and enforce his rights by suit in equity, action at law or other appropriate proceedings, including, without limitation, action for the specific performance of any agreement contained herein or in any other instrument, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or by law, equity or otherwise.


                                ARTICLE THREE

                     CONVERSION PRIVILEGE/OBLIGATION

                  The Company hereby grants to the Holder of this Convertible Note the right to convert fifty percent (50%) of the principal amount of this
Note into fully paid and non-assessable shares of the Company's Common Stock, $.001 par value (the "Common Stock"), at the "Conversion Price" per share. The "Conversion Price" is defined as Seven and 00/100 Dollars ($7.00). The right to convert may be exercised by either party at any time within 30 days after a Trigger Date provided that the closing price of the Common Stock is greater than the Conversion Price at the end of business on the day prior to the date of the notice of exercise, provided, however, that if required by the Company pursuant to an existing indemnification claim under Article 11 of the Stock Purchase Agreement, the Holder must pledge such shares to the Company with a value equal to the claim net of any applicable setoffs to secure all indemnification and other obligations of the Holder or its principals to the Company or its affiliates pursuant to a pledge agreement in form and substance acceptable to the Company. The number of shares of Common Stock into which fifty percent (50%) of the principal amount of this Note may be converted shall be determined by taking (a) fifty percent (50%) of the sum of (1) the full principal amount of this Note, namely $718,293, and (2) any interest due and unpaid thereon from the date of issue to the date of conversion, and dividing such amount by (b) the Conversion Price, which Conversion Price is subject to adjustment as provided in
Section 3.06 below. The right to convert may only be exercised with respect to the entire fifty percent (50%) of the amount due on the Note at the exercise date. The amount and kind of securities purchasable pursuant to the rights granted hereby and the purchase price for such securities are subject to adjustment as provided hereunder.

                  The exercise by the Holder of his conversion privilege shall extinguish the Company's conversion privilege, and the exercise by the Company of its conversion privilege shall extinguish the Holder's conversion privilege.

                  For purposes of this Note, the "Trigger Date" shall mean the first business day after the date hereof on which both the closing sale price on said business day and the average closing sales price as reported by the National Association of Securities Dealers during the 30 calendar day period preceding said business day equals or exceeds the Conversion Price.

                  3.01 Whole Shares. Upon conversion, only whole shares shall be issued. Any remainder due hereunder which is insufficient to purchase a whole share of Common Stock shall be paid by the Company in cash.

                  3.02  Exercise Procedure.

                  (a) The conversion privilege shall be deemed to have been exercised (the "Exercise Time") when either (x) the Company shall have received from the Holder all of the following:

                                    (i) a properly  completed  Exercise
                  Agreement in form annexed hereto executed by the person exercising such conversion privilege; and

                                    (ii)  this Note; and

                                    (iii) if the  payee of this  Note is not the
                  person exercising such conversion privilege, an assignment or assignments as described in Section 3.04 hereof evidencing an assignment of such Note to the person exercising the same, in which case the Holder shall comply with Article Four hereof and submit proof, including opinions of Holder's counsel, that the assignment and exercise comply with all federal and state securities laws.

or (y) the Company shall have delivered to the Holder its notice of exercise in writing. Upon receipt of such notice, the Holder shall immediately deliver this Note to the Company. Exercise of the Company's conversion privilege shall be effective notwithstanding any failure or delay of the Holder on delivering the Note to the Company, and no interest shall accrue hereunder with respect to fifty percent (50%) of the principal amount of this Note after the Company sends Holder its notice of exercise of the conversion privilege.

                  (b) Certificates for the underlying shares acquired, together with a new Note for such remaining principal balance with the same terms as this Note except for the conversion rights/obligations, shall be delivered to the Holder within 20 days after the Exercise Time (or the date of delivery of the Note to the Company, if later).

                  3.03 Exercise Agreement. The Exercise Agreement shall be in the form set forth at the end of this Note. If the Conversion Shares are not to be issued in the name of the payee on the Note, such Agreement shall also state the name of the persons to whom the certificates for the Conversion Shares are to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

                  3.04 Assignment. The Assignment shall be in the form set forth at the end of this Note and shall provide that the person executing the same thereby sells, assigns and transfers to the person(s) named therein the rights evidenced by this Note to purchase the number of the Underlying Shares stated therein. Such Assignment shall be dated the actual date of execution thereof. The Assignee shall be required to provide the Company with proof of compliance with all applicable federal and state securities laws.

                  3.05 Authorization and Issuance of Conversion Shares. The Company covenants and agrees that:

                  (a) The Underlying Shares issuable upon any exercise of the conversion privilege shall be deemed to have been issued to the person exercising such privilege at the Exercise Time, and the person exercising such privilege shall be deemed for all purposes to have become the record holder of such Underlying Shares at the Exercise Time.

                  (b) All Underlying Shares which may be issued upon any exercise will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (c) The Company will take all such action as may be necessary and reasonably within its powers to assure that all underlying shares issuable upon exercise may be issued without violation of any applicable law or regulation. The Company will not take any action which would result in any adjustment of the Conversion Price if the total number of Common Shares issuable after such action upon exercise of the conversion privilege in full, together with all Common Shares then outstanding and all Common Shares then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of Common Shares then authorized by the Company's Certificate of Incorporation.

                  (d) The issuance of certificates for the Underlying Shares upon exercise of the conversion privilege shall be made without charge to the Holder for any issuance tax in respect thereof or other costs incurred by the Company in connection with the exercise and the related issuance of the underlying shares.

                  3.06 Anti-dilution. The Conversion Price shall be adjusted, to the nearest cent, from time to time, only to the following extent:

                  (a) Whenever after the date hereof the Company shall (i) declare and pay a dividend to the holders of its shares of common stock in shares of its common stock, or in other securities immediately convertible into shares of common stock, (ii) split the outstanding shares of its common stock into a greater number of outstanding shares of common stock, or (iii) combine the outstanding shares of its common stock into a smaller number of outstanding shares of common stock, the maximum number of shares that the Holder shall be entitled to convert and/or purchase shall be adjusted so that the Holder of this Note shall thereafter be entitled to receive upon conversion of the entire fifty percent (50%) of the initial indebtedness represented hereby that number of shares of common stock which he would have held had the entire fifty percent (50%) of the initial indebtedness of this Note been converted immediately prior to the effective date of such action and had that action been effectuated with respect to those converted shares. In any such event the Conversion Price will be altered accordingly so that any conversion taking place after any event described in (i), (ii), and/or (iii) above may be accomplished at the same cost that would have obtained had the shares been converted immediately prior to such action. For purposes of this subparagraph (a), the effective date for any stock dividend, split or combination referred to in clause (i) above shall be deemed to be the record date fixed for the determination of the holders of common stock entitled to receive such dividend.

                  (b) In the case after the date hereof of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation of the Company with or merger of the Company into another corporation or the conveyance of all or substantially all of the properties and assets of the Company to another corporation, adequate provision shall be made whereby this Note shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of common stock of the Company deliverable upon conversion of this Note immediately prior to such reorganization, reclassification, consolidation, merger or conveyance would have been entitled upon consummation of such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the board of directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests of the holder of this Note to the end that such provisions (including, without limitation, the provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, to the shares of stock or other securities or property thereafter deliverable upon the conversion of this Note.


                                    ARTICLE FOUR

                              RESTRICTIONS ON TRANSFER

                  The Holder, by acceptance hereof, acknowledges that he understands that the Company will rely upon the representations set forth herein in issuing the Note and the Underlying Shares, if any, without registration under the Act, the New Jersey Uniform Securities Law, or any other state securities law.

                  Accordingly, the Holder, by acceptance of the Note, represents and warrants that this offering is being made pursuant to the exemption from registration with the Securities and Exchange Commission ("SEC") afforded by Sections 3(b) and/or 4(2) of the Act relating to transactions by an issuer not involving any public offering. The Holder understands that the Company has no present intention, and is under no obligation to, register the Note or the Underlying Shares under the Act, or any applicable state law.

                  The Holder understands that due to lack of registration, the Note and the Underlying Shares will be restricted securities, that the holder must bear the economic risk of the investment for an indefinite period, that the Note and the Underlying Shares may not be sold, pledged or otherwise disposed of unless they are registered under the Act and any applicable state securities law, or an exemption from such laws is available and the Company is supplied with an opinion of counsel to the Holder, satisfactory to the Company, that registration is not required under any of such laws, and in the opinion of counsel for the Company, such sale, transfer, or pledge will not cause the Company to fail to be in compliance with the exemption provisions under which the Note or the Underlying Shares were issued.

                  The Holder has such knowledge and experience in financial and business affairs that he is capable of evaluating the merits and risks of the prospective investment.

                  The Holder is able to bear the economic risk of this investment. An investment in the Note and the Underlying Shares is suitable for the Holder in light of his financial position and investment objectives, with full knowledge that this investment could result in a complete loss. The Holder recognizes that the Note represents a HIGH-RISK, SPECULATIVE INVESTMENT and that there is no assurance that any return will be received thereon. The Holder can afford a total loss of this investment.

                  The Note is being, and the Underlying Shares will be, purchased for the Holder's own account for investment purposes and not with a view to the resale or distribution thereof by the Holder.

                  Prior to the date hereof, the Holder has had ample opportunity to ask questions of and receive answers from the officers and directors of the Company, concerning the Company, the Note, and the Company's business and to obtain any additional information which was considered necessary to verify the information supplied by those individuals.

                  The  Holder   understands   that  a   restrictive   legend  in
substantially  the  following  form  shall  be  placed  on  the   certificate(s)
representing the Underlying Shares:

                           "The shares  represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended ("Act"). Such shares have been acquired for investment and may not be publicly offered or sold in the absence of (1) an effective registration statement for such shares under the Act; (2) opinions of counsel to the Company and to the holder hereof and presented to the Company prior to any proposed transfer to the effect that registration is not required under the Act; or (3) a letter presented to the Company, prior to any proposed transfer, from the staff of the Securities and Exchange Commission, to the effect that it will not take any enforcement action if the proposed transfer is made without registration under the Act."

                  Notwithstanding the foregoing legend, the Company will not require an opinion of counsel if the Underlying Shares may be sold pursuant to the exemption from registration pursuant to Rule 144 of the Act. Except as set forth in the documents which the Holder has reviewed, no representations or warranties have been made to the Holder by the Company. In entering into this transaction, the Holder is not relying upon any information, other than the results of his own independent investigation.

                                  ARTICLE FIVE

                                  MISCELLANEOUS

                  5.01 Failure or Delay Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  5.02 Notices. Any notice herein required or permitted to be given shall be given by Federal Express or similar overnight courier or by same day courier service or by certified mail, return receipt requested, if to the Payee, at the address set forth on the first page hereof. If to a Holder other than the Payee, then to the Payee at the address stated in a copy of an executed assignment of this Note delivered to the Company.

If to the Company:

Consolidated Delivery & Logistics, Inc., 380 Allwood Road, Clifton, New Jersey 07012, Attn: General Counsel.

                  5.03 Amendments. The term "Note" or "this Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed or, if later amended or supplemented, then, as so amended or supplemented.

                  5.04 Incorporation of Agreement. This is one of the Notes issued pursuant to a Stock Purchase Agreement dated this date among the Company, the Holder and others and is subject to set off and to the other terms and conditions of such Agreement.

                  5.05 Assignability. This Note shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of Holder, his successors and assigns.

                  5.06 Governing Law; Consent to Jurisdiction. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey, without reference to the choice of law principles thereof. Each of the Holder and the Company irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New Jersey and the United States District Court for the District of New Jersey, located in Passaic or Essex County, State of Jersey, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each of the Holder and the Company anywhere in the world by the same methods as are specified for the giving of notices under this Note. Each of the Holder and the Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each of the Holder and the Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  5.07 No Personal Liability. No officer, director, shareholder, employee, consultant or agent of the Company shall be personally liable for repayment of this Note.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer and its corporate seal to be affixed hereto.

                                        CONSOLIDATED DELIVERY & LOGISTICS, INC.



[Seal]                                  By:__/s/  William T.  Brannan
                                        Name:  William T. Brannan
                                        Title:  President and COO

                             ASSIGNMENT


                  FOR VALUE RECEIVED ______________________________________
----------------------------------------------------------------------
hereby sells, assigns and transfers all of the rights of the undersigned under the within Note, with respect to the conversion thereof into a number of shares of the Common Stock covered thereby set forth hereinbelow unto:


Name of Assignee          Address                              No. of Shares


Date:__________


                                           Signature:

                                           Witness:

                                 EXERCISE AGREEMENT


                                                              Date:__________

                  The undersigned, pursuant to the provisions set forth in the within Note, hereby irrevocably elects to subscribe for and purchase the maximum number of shares of the Company's Common Stock as provided in the Note, and makes payment in full therefore by conversion and application to the extent necessary to pay the Conversion Price for such shares of such part of the principal amount of the Note and interest due thereon as shall be necessary as provided in the Note. The undersigned hereby represents and warrants that the shares of Common Stock to be acquired upon exercise are being acquired for his own account, without any present intention of reoffering, reselling or distributing such Common Stock, except to the extent permitted under the Securities Act of 1933, as amended.


                                             Signature

                                             Address

                  This Note has been, and any shares issued upon conversion pursuant to the terms hereof ("Underlying Shares") will be, acquired for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended ("Act"). This Note, and any securities issued upon conversion pursuant to this Note, have not been registered under the Securities Act of 1933, or any state securities law, and may be offered and sold only if registered pursuant to the provisions of that Act or those laws or if an exemption from registration is available.

                  Notwithstanding any other provisions contained herein, no transfer of this security, the Underlying Shares, or of any interest in either thereof shall be made unless the conditions specified in Article Four hereof have been fulfilled.

                              7% SUBORDINATED CONVERTIBLE NOTE DUE 2001
                              OF CONSOLIDATED DELIVERY & LOGISTICS, INC.

Registered Holder:       Randy Cooper
                                                               December 8, 1998
Address:                 6400 Spencer Place                            No. MN-1
                         St. Louis, MO  63133

Principal Amount:        $122,707                           Clifton, New Jersey

Due:                     December 8, 2001

                  FOR VALUE RECEIVED, CONSOLIDATED DELIVERY & LOGISTICS, INC., a Delaware corporation (hereinafter called the "Company"), hereby promises to pay to the holder above named (herein called the "Holder"), the principal sum above stated on December 8, 2001 and to pay interest thereon at the rate of seven percent (7%) per annum from the date hereof. Interest shall be computed on the balance of principal outstanding from time to time, and payable quarterly beginning on February 28, 1999.

                  Both principal hereof and interest thereon are payable in lawful money of the United States of America at the Holder's address above or such other address as the Holder shall designate in writing delivered to the Company from time to time. Prior to any sale or other disposition of this Note, the Holder will endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon.

PREPAYMENT

                  The Company may prepay this debt, in whole or in part, without premium or penalty at any time on and after the "Trigger Date" (as defined below) and from time to time thereafter in its discretion; provided that it gives the Holder ten (10) days advance written notice of its intent to prepay; during which period the Holder may exercise his then existing conversion rights, if any.


                                     ARTICLE ONE

                                    SUBORDINATION

                  Anything contained herein to the contrary notwithstanding, the indebtedness evidenced by this Note shall be fully subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Debt of the Company, including, without limitation, all indebtedness due to First Union Commercial Corporation or its affiliates, or any other bank or similar financial institution (hereinafter a "bank"), direct or indirect, absolute or contingent, due or to become due, whether now outstanding or hereafter created, and any and all renewals or replacements of the foregoing by contract, operation of law or otherwise. Such indebtedness of the Company to which the indebtedness evidenced by this Note and the interest thereon is subordinate and junior being sometimes hereinafter referred to as "Senior Debt" and also includes without limitation all debt or financing from time to time arranged by First Union Commercial Corporation or its affiliates or any other bank or institutional debt, including but not limited to, any mezzanine financing of the Company for working capital, acquisitions, or similar purposes to be provided by Paribas Capital Funding LLC and/or others.

                                    (i)  In  the  event  of  any  insolvency  or
                  bankruptcy  proceedings,  and any  receivership,  liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, and in the event of any execution sale, then the holders of Senior Debt shall be entitled to receive payment in full of all principal of, and premium on and interest on all Senior Debt (including any such interest which may accrue after the commencement of any such proceedings) before the Holder of this Note is entitled to receive any further payment on account of principal of or premium, if any, on this Note, and to that end the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect to this Note except with respect to interest payments.

                                    (ii) The  Company  shall not be  required to
                  make, directly or indirectly, and the Holder shall not be entitled to accept, receive (directly or indirectly) or, if improperly accepted or received, retain, any payment or prepayment of principal or premium hereunder if and so long as a payment default under the terms of any Senior Debt shall have occurred and shall be continuing.

                                    (iii)  In  the  event   that  this  Note  is
                  declared due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of clause (i) above shall not be applicable), and within 90 days of such declaration, the holders of the Senior Debt accelerate the indebtedness evidenced by such Senior Debt, the holders of all Senior Debt shall be entitled to receive payment in full of all principal and interest on all Senior Debt (including any such interest which may accrue after the commencement of any proceedings referred to in clause (i) above) before the Holder of this Note shall receive any further payment on account of the principal of or premium, if any, on this Note.

                  Unless an event described in (i), (ii) or (iii) above shall occur, principal of and accrued interest on this Note shall be payable as provided on the first page; and in the event the payment is suspended as provided in (i), (ii) or (iii) above, any amount previously received by the Holder hereof prior to the effective date of such event and payable to the Holder in accordance with the terms hereof shall be and remain the property of the Holder, the subordination provisions being intended only to affect payments due after an event described in (i), (ii) or (iii).

                  In case cash, securities or other property otherwise payable or deliverable to the Holder of this Note shall have been applied pursuant to the provisions of this Note to the payment of Senior Debt in full, then and in each such case, the holder or holders of the Senior Debt at the time any payments or distributions are received by such holder(s) of Senior Debt in excess of the amount sufficient to pay all Senior Debt in full, (a) shall pay over such excess to the Holder of this Note and (b) the Holder of this Note shall be subrogated to any rights of any holder(s) of Senior Debt to receive any further payments or distributions applicable to the Senior Debt, until this Note shall have been paid in full. Senior Debt shall not be considered to be paid in full unless and until all of the obligations which constitute a part of Senior Debt have been paid in full.

                  In furtherance of such subordination, the Holder of this Note hereby grants to the holder(s) of the Senior Debt irrevocable authority, after any default in the payment of any amounts due on the Senior Debt or in any event specified in clauses (i), (ii) or (iii) above, to demand, collect, file proofs of claim with respect to, receive and take any and all proceedings for the recovery of any and all monies due or to become due on account of this Note.

                  No present or future holder of Senior Debt shall be prejudiced in his right to enforce subordination of this Note by any act or failure to act on the part of the Company. The subordination provisions of this Note are solely for the purpose of defining the relative rights of the holder(s) of Senior Debt on the one hand and the Holder of this Note on the other hand, and nothing herein shall impair as between the Company and the Holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the Holder hereof the principal hereof and premium, if any, and interest hereon in accordance with its terms, nor shall anything herein prevent the Holder of this Note from declaring the Note to be due and payable before its expressed maturity because of the occurrence of a default hereunder or, in connection therewith, from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of holders of Senior Debt to cash, securities or other property otherwise payable or deliverable to the Holder of this Note.

                  In furtherance of this subordination the Holder agrees to execute and deliver any and all documents requested by the Company for delivery to its creditors (in the form as requested by such creditors) in order to implement or verify this subordination.


                                     ARTICLE TWO

                                  EVENTS OF DEFAULT

                  If any of the following events of default (each, an "Event of Default") shall occur, the Holder hereof, at his option, may declare all sums of principal and accrued interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable.

                  2.01 Events of Default

                  For purposes of this instrument, an Event of Default will be deemed to have occurred if:

                                    (a)  the  Company  shall  fail  to  pay  any
                  installment of principal or interest on this Note and such non-payment shall continue for a period of fifteen (15) days from the date due; or

                                    (b) a receiver, liquidator or trustee of the
                  Company or of any property of the Company, shall be appointed by court order; or the Company shall be adjudged bankrupt or insolvent; or any of the property of the Company shall be sequestered by court order; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 60 days after such filing; or

                                    (c) the  Company  shall file a  petition  in
                  voluntary bankruptcy or requesting reorganization under any provision of any bankruptcy, reorganization or insolvency law or shall consent to the filing of any petition against it under any such law; or

                                    (d)  the  Company  shall  make a  formal  or
                  informal assignment for the benefit of its creditors or admit in writing its inability to pay its debts generally when they become due or shall consent to the appointment of a receiver, trustee or liquidator of the Company or of all or any part of the property of the Company.

                  2.02  Remedies on Default

                  If an Event of Default shall have occurred, in addition to his rights and remedies under this Note, and any other instruments, the Holder may at his option by written notice to the Company declare all indebtedness to Holder hereunder to be due and payable, whereupon the same shall forthwith mature and become due and payable together with interest accrued thereon, without any further notice to and without presentment, demand, protest or notice of protest, all of which are hereby waived. In addition, after an Event of Default, interest shall be payable hereunder at the rate of nine percent (9%) per annum.

                  Subject to the rights of holders of Senior Debt, the Holder may proceed to protect and enforce his rights by suit in equity, action at law or other appropriate proceedings, including, without limitation, action for the specific performance of any agreement contained herein or in any other instrument, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or by law, equity or otherwise.


                                  ARTICLE THREE

                        CONVERSION PRIVILEGE/OBLIGATION

                  The Company hereby grants to the Holder of this Convertible Note the right to convert fifty percent (50%) of the principal amount of this
Note into fully paid and non-assessable shares of the Company's Common Stock, $.001 par value (the "Common Stock"), at the "Conversion Price" per share. The "Conversion Price" is defined as Seven and 00/100 Dollars ($7.00). The right to convert may be exercised by either party at any time within 30 days after a Trigger Date provided that the closing price of the Common Stock is greater than the Conversion Price at the end of business on the day prior to the date of the notice of exercise, provided, however, that if required by the Company pursuant to an existing indemnification claim under Article 11 of the Stock Purchase Agreement, the Holder must pledge such shares to the Company with a value equal to the claim net of any applicable setoffs to secure all indemnification and other obligations of the Holder or its principals to the Company or its affiliates pursuant to a pledge agreement in form and substance acceptable to the Company. The number of shares of Common Stock into which fifty percent (50%) of the principal amount of this Note may be converted shall be determined by taking (a) fifty percent (50%) of the sum of (1) the full principal amount of this Note, namely $122,707, and (2) any interest due and unpaid thereon from the date of issue to the date of conversion, and dividing such amount by (b) the Conversion Price, which Conversion Price is subject to adjustment as provided in
Section 3.06 below. The right to convert may only be exercised with respect to the entire fifty percent (50%) of the amount due on the Note at the exercise date. The amount and kind of securities purchasable pursuant to the rights granted hereby and the purchase price for such securities are subject to adjustment as provided hereunder.

                  The exercise by the Holder of his conversion privilege shall extinguish the Company's conversion privilege, and the exercise by the Company of its conversion privilege shall extinguish the Holder's conversion privilege.

                  For purposes of this Note, the "Trigger Date" shall mean the first business day after the date hereof on which both the closing sale price on said business day and the average closing sales price as reported by the National Association of Securities Dealers during the 30 calendar day period preceding said business day equals or exceeds the Conversion Price.

                  3.01 Whole Shares. Upon conversion, only whole shares shall be issued. Any remainder due hereunder which is insufficient to purchase a whole share of Common Stock shall be paid by the Company in cash.

                  3.02  Exercise Procedure.

                  (a) The conversion privilege shall be deemed to have been exercised (the "Exercise Time") when either (x) the Company shall have received from the Holder all of the following:

                                    (i) a properly  completed  Exercise
                  Agreement in form annexed hereto executed by the person exercising such conversion privilege; and

                                    (ii)  this Note; and

                                    (iii) if the  payee of this  Note is not the
                  person exercising such conversion privilege, an assignment or assignments as described in Section 3.04 hereof evidencing an assignment of such Note to the person exercising the same, in which case the Holder shall comply with Article Four hereof and submit proof, including opinions of Holder's counsel, that the assignment and exercise comply with all federal and state securities laws.

or (y) the Company shall have delivered to the Holder its notice of exercise in writing. Upon receipt of such notice, the Holder shall immediately deliver this Note to the Company. Exercise of the Company's conversion privilege shall be effective notwithstanding any failure or delay of the Holder on delivering the Note to the Company, and no interest shall accrue hereunder with respect to fifty percent (50%) of the principal amount of this Note after the Company sends Holder its notice of exercise of the conversion privilege.

                  (b) Certificates for the underlying shares acquired, together with a new Note for such remaining principal balance with the same terms as this Note except for the conversion rights/obligations, shall be delivered to the Holder within 20 days after the Exercise Time (or the date of delivery of the Note to the Company, if later).

                  3.03 Exercise Agreement. The Exercise Agreement shall be in the form set forth at the end of this Note. If the Conversion Shares are not to be issued in the name of the payee on the Note, such Agreement shall also state the name of the persons to whom the certificates for the Conversion Shares are to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

                  3.04 Assignment. The Assignment shall be in the form set forth at the end of this Note and shall provide that the person executing the same thereby sells, assigns and transfers to the person(s) named therein the rights evidenced by this Note to purchase the number of the Underlying Shares stated therein. Such Assignment shall be dated the actual date of execution thereof. The Assignee shall be required to provide the Company with proof of compliance with all applicable federal and state securities laws.

                  3.05 Authorization and Issuance of Conversion Shares. The Company covenants and agrees that:

                  (a) The Underlying Shares issuable upon any exercise of the conversion privilege shall be deemed to have been issued to the person exercising such privilege at the Exercise Time, and the person exercising such privilege shall be deemed for all purposes to have become the record holder of such Underlying Shares at the Exercise Time.

                  (b) All Underlying Shares which may be issued upon any exercise will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (c) The Company will take all such action as may be necessary and reasonably within its powers to assure that all underlying shares issuable upon exercise may be issued without violation of any applicable law or regulation. The Company will not take any action which would result in any adjustment of the Conversion Price if the total number of Common Shares issuable after such action upon exercise of the conversion privilege in full, together with all Common Shares then outstanding and all Common Shares then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of Common Shares then authorized by the Company's Certificate of Incorporation.

                  (d) The issuance of certificates for the Underlying Shares upon exercise of the conversion privilege shall be made without charge to the Holder for any issuance tax in respect thereof or other costs incurred by the Company in connection with the exercise and the related issuance of the underlying shares.

                  3.06 Anti-dilution. The Conversion Price shall be adjusted, to the nearest cent, from time to time, only to the following extent:

                  (a) Whenever after the date hereof the Company shall (i) declare and pay a dividend to the holders of its shares of common stock in shares of its common stock, or in other securities immediately convertible into shares of common stock, (ii) split the outstanding shares of its common stock into a greater number of outstanding shares of common stock, or (iii) combine the outstanding shares of its common stock into a smaller number of outstanding shares of common stock, the maximum number of shares that the Holder shall be entitled to convert and/or purchase shall be adjusted so that the Holder of this Note shall thereafter be entitled to receive upon conversion of the entire fifty percent (50%) of the initial indebtedness represented hereby that number of shares of common stock which he would have held had the entire fifty percent (50%) of the initial indebtedness of this Note been converted immediately prior to the effective date of such action and had that action been effectuated with respect to those converted shares. In any such event the Conversion Price will be altered accordingly so that any conversion taking place after any event described in (i), (ii), and/or (iii) above may be accomplished at the same cost that would have obtained had the shares been converted immediately prior to such action. For purposes of this subparagraph (a), the effective date for any stock dividend, split or combination referred to in clause (i) above shall be deemed to be the record date fixed for the determination of the holders of common stock entitled to receive such dividend.

                  (b) In the case after the date hereof of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation of the Company with or merger of the Company into another corporation or the conveyance of all or substantially all of the properties and assets of the Company to another corporation, adequate provision shall be made whereby this Note shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of common stock of the Company deliverable upon conversion of this Note immediately prior to such reorganization, reclassification, consolidation, merger or conveyance would have been entitled upon consummation of such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the board of directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests of the holder of this Note to the end that such provisions (including, without limitation, the provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, to the shares of stock or other securities or property thereafter deliverable upon the conversion of this Note.


                                     ARTICLE FOUR

                                RESTRICTIONS ON TRANSFER

                  The Holder, by acceptance hereof, acknowledges that he understands that the Company will rely upon the representations set forth herein in issuing the Note and the Underlying Shares, if any, without registration under the Act, the New Jersey Uniform Securities Law, or any other state securities law.

                  Accordingly, the Holder, by acceptance of the Note, represents and warrants that this offering is being made pursuant to the exemption from registration with the Securities and Exchange Commission ("SEC") afforded by Sections 3(b) and/or 4(2) of the Act relating to transactions by an issuer not involving any public offering. The Holder understands that the Company has no present intention, and is under no obligation to, register the Note or the Underlying Shares under the Act, or any applicable state law.

                  The Holder understands that due to lack of registration, the Note and the Underlying Shares will be restricted securities, that the holder must bear the economic risk of the investment for an indefinite period, that the Note and the Underlying Shares may not be sold, pledged or otherwise disposed of unless they are registered under the Act and any applicable state securities law, or an exemption from such laws is available and the Company is supplied with an opinion of counsel to the Holder, satisfactory to the Company, that registration is not required under any of such laws, and in the opinion of counsel for the Company, such sale, transfer, or pledge will not cause the Company to fail to be in compliance with the exemption provisions under which the Note or the Underlying Shares were issued.

                  The Holder has such knowledge and experience in financial and business affairs that he is capable of evaluating the merits and risks of the prospective investment.

                  The Holder is able to bear the economic risk of this investment. An investment in the Note and the Underlying Shares is suitable for the Holder in light of his financial position and investment objectives, with full knowledge that this investment could result in a complete loss. The Holder recognizes that the Note represents a HIGH-RISK, SPECULATIVE INVESTMENT and that there is no assurance that any return will be received thereon. The Holder can afford a total loss of this investment.

                  The Note is being, and the Underlying Shares will be, purchased for the Holder's own account for investment purposes and not with a view to the resale or distribution thereof by the Holder.

                  Prior to the date hereof, the Holder has had ample opportunity to ask questions of and receive answers from the officers and directors of the Company, concerning the Company, the Note, and the Company's business and to obtain any additional information which was considered necessary to verify the information supplied by those individuals.

                  The  Holder   understands   that  a   restrictive   legend  in
substantially  the  following  form  shall  be  placed  on  the   certificate(s)
representing the Underlying Shares:

                           "The shares  represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended ("Act"). Such shares have been acquired for investment and may not be publicly offered or sold in the absence of (1) an effective registration statement for such shares under the Act; (2) opinions of counsel to the Company and to the holder hereof and presented to the Company prior to any proposed transfer to the effect that registration is not required under the Act; or (3) a letter presented to the Company, prior to any proposed transfer, from the staff of the Securities and Exchange Commission, to the effect that it will not take any enforcement action if the proposed transfer is made without registration under the Act."

                  Notwithstanding the foregoing legend, the Company will not require an opinion of counsel if the Underlying Shares may be sold pursuant to the exemption from registration pursuant to Rule 144 of the Act. Except as set forth in the documents which the Holder has reviewed, no representations or warranties have been made to the Holder by the Company. In entering into this transaction, the Holder is not relying upon any information, other than the results of his own independent investigation.

                                   ARTICLE FIVE

                                   MISCELLANEOUS

                  5.01 Failure or Delay Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  5.02 Notices. Any notice herein required or permitted to be given shall be given by Federal Express or similar overnight courier or by same day courier service or by certified mail, return receipt requested, if to the Payee, at the address set forth on the first page hereof. If to a Holder other than the Payee, then to the Payee at the address stated in a copy of an executed assignment of this Note delivered to the Company.

If to the Company:

Consolidated Delivery & Logistics, Inc., 380 Allwood Road, Clifton, New Jersey 07012, Attn: General Counsel.

                  5.03 Amendments. The term "Note" or "this Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed or, if later amended or supplemented, then, as so amended or supplemented.

                  5.04 Incorporation of Agreement. This is one of the Notes issued pursuant to a Stock Purchase Agreement dated this date among the Company, the Holder and others and is subject to set off and to the other terms and conditions of such Agreement.

                  5.05 Assignability. This Note shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of Holder, his successors and assigns.

                  5.06 Governing Law; Consent to Jurisdiction. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey, without reference to the choice of law principles thereof. Each of the Holder and the Company irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New Jersey and the United States District Court for the District of New Jersey, located in Passaic or Essex County, State of Jersey, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each of the Holder and the Company anywhere in the world by the same methods as are specified for the giving of notices under this Note. Each of the Holder and the Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each of the Holder and the Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  5.07 No Personal Liability. No officer, director, shareholder, employee, consultant or agent of the Company shall be personally liable for repayment of this Note.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer and its corporate seal to be affixed hereto.

                                     CONSOLIDATED DELIVERY & LOGISTICS, INC.



[Seal]                               By:  /s/ William T.  Brannan
                                     Name:  William T.  Brannan
                                     Title:  President and COO





                               ASSIGNMENT


                  FOR VALUE RECEIVED ______________________________________
----------------------------------------------------------------------
hereby sells, assigns and transfers all of the rights of the undersigned under the within Note, with respect to the conversion thereof into a number of shares of the Common Stock covered thereby set forth hereinbelow unto:


Name of Assignee                 Address                      No. of Shares


Date:__________


                                                                Signature:

                                                                Witness:

                        EXERCISE AGREEMENT


                                                              Date:__________

                  The undersigned, pursuant to the provisions set forth in the within Note, hereby irrevocably elects to subscribe for and purchase the maximum number of shares of the Company's Common Stock as provided in the Note, and makes payment in full therefore by conversion and application to the extent necessary to pay the Conversion Price for such shares of such part of the principal amount of the Note and interest due thereon as shall be necessary as provided in the Note. The undersigned hereby represents and warrants that the shares of Common Stock to be acquired upon exercise are being acquired for his own account, without any present intention of reoffering, reselling or distributing such Common Stock, except to the extent permitted under the Securities Act of 1933, as amended.


                                                                Signature

                                                                Address

                  This Note has been, and any shares issued upon conversion pursuant to the terms hereof ("Underlying Shares") will be, acquired for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended ("Act"). This Note, and any securities issued upon conversion pursuant to this Note, have not been registered under the Securities Act of 1933, or any state securities law, and may be offered and sold only if registered pursuant to the provisions of that Act or those laws or if an exemption from registration is available.

                  Notwithstanding any other provisions contained herein, no transfer of this security, the Underlying Shares, or of any interest in either thereof shall be made unless the conditions specified in Article Four hereof have been fulfilled.

                              7% SUBORDINATED CONVERTIBLE NOTE DUE 2001
                              OF CONSOLIDATED DELIVERY & LOGISTICS, INC.

Registered Holder:       Charles Walch
                                                               December 8, 1998
Address:                 6400 Spencer Place                            No. MN-2
                         St. Louis, MO  63133

Principal Amount:        $559,000                           Clifton, New Jersey

Due:                     December 8, 2001

                  FOR VALUE RECEIVED, CONSOLIDATED DELIVERY & LOGISTICS, INC., a Delaware corporation (hereinafter called the "Company"), hereby promises to pay to the holder above named (herein called the "Holder"), the principal sum above stated on December 8, 2001 and to pay interest thereon at the rate of seven percent (7%) per annum from the date hereof. Interest shall be computed on the balance of principal outstanding from time to time, and payable quarterly beginning on February 28, 1999.

                  Both principal hereof and interest thereon are payable in lawful money of the United States of America at the Holder's address above or such other address as the Holder shall designate in writing delivered to the Company from time to time. Prior to any sale or other disposition of this Note, the Holder will endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon.

PREPAYMENT

                  The Company may prepay this debt, in whole or in part, without premium or penalty at any time on and after the "Trigger Date" (as defined below) and from time to time thereafter in its discretion; provided that it gives the Holder ten (10) days advance written notice of its intent to prepay; during which period the Holder may exercise his then existing conversion rights, if any.


                                 ARTICLE ONE

                                SUBORDINATION

                  Anything contained herein to the contrary notwithstanding, the indebtedness evidenced by this Note shall be fully subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Debt of the Company, including, without limitation, all indebtedness due to First Union Commercial Corporation or its affiliates, or any other bank or similar financial institution (hereinafter a "bank"), direct or indirect, absolute or contingent, due or to become due, whether now outstanding or hereafter created, and any and all renewals or replacements of the foregoing by contract, operation of law or otherwise. Such indebtedness of the Company to which the indebtedness evidenced by this Note and the interest thereon is subordinate and junior being sometimes hereinafter referred to as "Senior Debt" and also includes without limitation all debt or financing from time to time arranged by First Union Commercial Corporation or its affiliates or any other bank or institutional debt, including but not limited to, any mezzanine financing of the Company for working capital, acquisitions, or similar purposes to be provided by Paribas Capital Funding LLC and/or others.

                                    (i)  In  the  event  of  any  insolvency  or
                  bankruptcy  proceedings,  and any  receivership,  liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, and in the event of any execution sale, then the holders of Senior Debt shall be entitled to receive payment in full of all principal of, and premium on and interest on all Senior Debt (including any such interest which may accrue after the commencement of any such proceedings) before the Holder of this Note is entitled to receive any further payment on account of principal of or premium, if any, on this Note, and to that end the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect to this Note except with respect to interest payments.

                                    (ii) The  Company  shall not be  required to
                  make, directly or indirectly, and the Holder shall not be entitled to accept, receive (directly or indirectly) or, if improperly accepted or received, retain, any payment or prepayment of principal or premium hereunder if and so long as a payment default under the terms of any Senior Debt shall have occurred and shall be continuing.

                                    (iii)  In  the  event   that  this  Note  is
                  declared due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of clause (i) above shall not be applicable), and within 90 days of such declaration, the holders of the Senior Debt accelerate the indebtedness evidenced by such Senior Debt, the holders of all Senior Debt shall be entitled to receive payment in full of all principal and interest on all Senior Debt (including any such interest which may accrue after the commencement of any proceedings referred to in clause (i) above) before the Holder of this Note shall receive any further payment on account of the principal of or premium, if any, on this Note.

                  Unless an event described in (i), (ii) or (iii) above shall occur, principal of and accrued interest on this Note shall be payable as provided on the first page; and in the event the payment is suspended as provided in (i), (ii) or (iii) above, any amount previously received by the Holder hereof prior to the effective date of such event and payable to the Holder in accordance with the terms hereof shall be and remain the property of the Holder, the subordination provisions being intended only to affect payments due after an event described in (i), (ii) or (iii).

                  In case cash, securities or other property otherwise payable or deliverable to the Holder of this Note shall have been applied pursuant to the provisions of this Note to the payment of Senior Debt in full, then and in each such case, the holder or holders of the Senior Debt at the time any payments or distributions are received by such holder(s) of Senior Debt in excess of the amount sufficient to pay all Senior Debt in full, (a) shall pay over such excess to the Holder of this Note and (b) the Holder of this Note shall be subrogated to any rights of any holder(s) of Senior Debt to receive any further payments or distributions applicable to the Senior Debt, until this Note shall have been paid in full. Senior Debt shall not be considered to be paid in full unless and until all of the obligations which constitute a part of Senior Debt have been paid in full.

                  In furtherance of such subordination, the Holder of this Note hereby grants to the holder(s) of the Senior Debt irrevocable authority, after any default in the payment of any amounts due on the Senior Debt or in any event specified in clauses (i), (ii) or (iii) above, to demand, collect, file proofs of claim with respect to, receive and take any and all proceedings for the recovery of any and all monies due or to become due on account of this Note.

                  No present or future holder of Senior Debt shall be prejudiced in his right to enforce subordination of this Note by any act or failure to act on the part of the Company. The subordination provisions of this Note are solely for the purpose of defining the relative rights of the holder(s) of Senior Debt on the one hand and the Holder of this Note on the other hand, and nothing herein shall impair as between the Company and the Holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the Holder hereof the principal hereof and premium, if any, and interest hereon in accordance with its terms, nor shall anything herein prevent the Holder of this Note from declaring the Note to be due and payable before its expressed maturity because of the occurrence of a default hereunder or, in connection therewith, from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of holders of Senior Debt to cash, securities or other property otherwise payable or deliverable to the Holder of this Note.

                  In furtherance of this subordination the Holder agrees to execute and deliver any and all documents requested by the Company for delivery to its creditors (in the form as requested by such creditors) in order to implement or verify this subordination.


                                      ARTICLE TWO

                                  EVENTS OF DEFAULT

                  If any of the following events of default (each, an "Event of Default") shall occur, the Holder hereof, at his option, may declare all sums of principal and accrued interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable.

                  2.01 Events of Default

                  For purposes of this instrument, an Event of Default will be deemed to have occurred if:

                                    (a)  the  Company  shall  fail  to  pay  any
                  installment of principal or interest on this Note and such non-payment shall continue for a period of fifteen (15) days from the date due; or

                                    (b) a receiver, liquidator or trustee of the
                  Company or of any property of the Company, shall be appointed by court order; or the Company shall be adjudged bankrupt or insolvent; or any of the property of the Company shall be sequestered by court order; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 60 days after such filing; or

                                    (c) the  Company  shall file a  petition  in
                  voluntary bankruptcy or requesting reorganization under any provision of any bankruptcy, reorganization or insolvency law or shall consent to the filing of any petition against it under any such law; or

                                    (d)  the  Company  shall  make a  formal  or
                  informal assignment for the benefit of its creditors or admit in writing its inability to pay its debts generally when they become due or shall consent to the appointment of a receiver, trustee or liquidator of the Company or of all or any part of the property of the Company.

                  2.02  Remedies on Default

                  If an Event of Default shall have occurred, in addition to his rights and remedies under this Note, and any other instruments, the Holder may at his option by written notice to the Company declare all indebtedness to Holder hereunder to be due and payable, whereupon the same shall forthwith mature and become due and payable together with interest accrued thereon, without any further notice to and without presentment, demand, protest or notice of protest, all of which are hereby waived. In addition, after an Event of Default, interest shall be payable hereunder at the rate of nine percent (9%) per annum.

                  Subject to the rights of holders of Senior Debt, the Holder may proceed to protect and enforce his rights by suit in equity, action at law or other appropriate proceedings, including, without limitation, action for the specific performance of any agreement contained herein or in any other instrument, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or by law, equity or otherwise.


                                    ARTICLE THREE

                         CONVERSION PRIVILEGE/OBLIGATION

                  The Company hereby grants to the Holder of this Convertible Note the right to convert fifty percent (50%) of the principal amount of this
Note into fully paid and non-assessable shares of the Company's Common Stock, $.001 par value (the "Common Stock"), at the "Conversion Price" per share. The "Conversion Price" is defined as Seven and 00/100 Dollars ($7.00). The right to convert may be exercised by either party at any time within 30 days after a Trigger Date provided that the closing price of the Common Stock is greater than the Conversion Price at the end of business on the day prior to the date of the notice of exercise, provided, however, that if required by the Company pursuant to an existing indemnification claim under Article 11 of the Stock Purchase Agreement, the Holder must pledge such shares to the Company with a value equal to the claim net of any applicable setoffs to secure all indemnification and other obligations of the Holder or its principals to the Company or its affiliates pursuant to a pledge agreement in form and substance acceptable to the Company. The number of shares of Common Stock into which fifty percent (50%) of the principal amount of this Note may be converted shall be determined by taking (a) fifty percent (50%) of the sum of (1) the full principal amount of this Note, namely $559,000, and (2) any interest due and unpaid thereon from the date of issue to the date of conversion, and dividing such amount by (b) the Conversion Price, which Conversion Price is subject to adjustment as provided in
Section 3.06 below. The right to convert may only be exercised with respect to the entire fifty percent (50%) of the amount due on the Note at the exercise date. The amount and kind of securities purchasable pursuant to the rights granted hereby and the purchase price for such securities are subject to adjustment as provided hereunder.

                  The exercise by the Holder of his conversion privilege shall extinguish the Company's conversion privilege, and the exercise by the Company of its conversion privilege shall extinguish the Holder's conversion privilege.

                  For purposes of this Note, the "Trigger Date" shall mean the first business day after the date hereof on which both the closing sale price on said business day and the average closing sales price as reported by the National Association of Securities Dealers during the 30 calendar day period preceding said business day equals or exceeds the Conversion Price.

                  3.01 Whole Shares. Upon conversion, only whole shares shall be issued. Any remainder due hereunder which is insufficient to purchase a whole share of Common Stock shall be paid by the Company in cash.

                  3.02  Exercise Procedure.

                  (a) The conversion privilege shall be deemed to have been exercised (the "Exercise Time") when either (x) the Company shall have received from the Holder all of the following:

                                    (i) a properly  completed  Exercise
                  Agreement in form annexed hereto executed by the person exercising such conversion privilege; and

                                    (ii)  this Note; and

                                    (iii) if the  payee of this  Note is not the
                  person exercising such conversion privilege, an assignment or assignments as described in Section 3.04 hereof evidencing an assignment of such Note to the person exercising the same, in which case the Holder shall comply with Article Four hereof and submit proof, including opinions of Holder's counsel, that the assignment and exercise comply with all federal and state securities laws.

or (y) the Company shall have delivered to the Holder its notice of exercise in writing. Upon receipt of such notice, the Holder shall immediately deliver this Note to the Company. Exercise of the Company's conversion privilege shall be effective notwithstanding any failure or delay of the Holder on delivering the Note to the Company, and no interest shall accrue hereunder with respect to fifty percent (50%) of the principal amount of this Note after the Company sends Holder its notice of exercise of the conversion privilege.

                  (b) Certificates for the underlying shares acquired, together with a new Note for such remaining principal balance with the same terms as this Note except for the conversion rights/obligations, shall be delivered to the Holder within 20 days after the Exercise Time (or the date of delivery of the Note to the Company, if later).

                  3.03 Exercise Agreement. The Exercise Agreement shall be in the form set forth at the end of this Note. If the Conversion Shares are not to be issued in the name of the payee on the Note, such Agreement shall also state the name of the persons to whom the certificates for the Conversion Shares are to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

                  3.04 Assignment. The Assignment shall be in the form set forth at the end of this Note and shall provide that the person executing the same thereby sells, assigns and transfers to the person(s) named therein the rights evidenced by this Note to purchase the number of the Underlying Shares stated therein. Such Assignment shall be dated the actual date of execution thereof. The Assignee shall be required to provide the Company with proof of compliance with all applicable federal and state securities laws.

                  3.05 Authorization and Issuance of Conversion Shares. The Company covenants and agrees that:

                  (a) The Underlying Shares issuable upon any exercise of the conversion privilege shall be deemed to have been issued to the person exercising such privilege at the Exercise Time, and the person exercising such privilege shall be deemed for all purposes to have become the record holder of such Underlying Shares at the Exercise Time.

                  (b) All Underlying Shares which may be issued upon any exercise will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (c) The Company will take all such action as may be necessary and reasonably within its powers to assure that all underlying shares issuable upon exercise may be issued without violation of any applicable law or regulation. The Company will not take any action which would result in any adjustment of the Conversion Price if the total number of Common Shares issuable after such action upon exercise of the conversion privilege in full, together with all Common Shares then outstanding and all Common Shares then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of Common Shares then authorized by the Company's Certificate of Incorporation.

                  (d) The issuance of certificates for the Underlying Shares upon exercise of the conversion privilege shall be made without charge to the Holder for any issuance tax in respect thereof or other costs incurred by the Company in connection with the exercise and the related issuance of the underlying shares.

                  3.06 Anti-dilution. The Conversion Price shall be adjusted, to the nearest cent, from time to time, only to the following extent:

                  (a) Whenever after the date hereof the Company shall (i) declare and pay a dividend to the holders of its shares of common stock in shares of its common stock, or in other securities immediately convertible into shares of common stock, (ii) split the outstanding shares of its common stock into a greater number of outstanding shares of common stock, or (iii) combine the outstanding shares of its common stock into a smaller number of outstanding shares of common stock, the maximum number of shares that the Holder shall be entitled to convert and/or purchase shall be adjusted so that the Holder of this Note shall thereafter be entitled to receive upon conversion of the entire fifty percent (50%) of the initial indebtedness represented hereby that number of shares of common stock which he would have held had the entire fifty percent (50%) of the initial indebtedness of this Note been converted immediately prior to the effective date of such action and had that action been effectuated with respect to those converted shares. In any such event the Conversion Price will be altered accordingly so that any conversion taking place after any event described in (i), (ii), and/or (iii) above may be accomplished at the same cost that would have obtained had the shares been converted immediately prior to such action. For purposes of this subparagraph (a), the effective date for any stock dividend, split or combination referred to in clause (i) above shall be deemed to be the record date fixed for the determination of the holders of common stock entitled to receive such dividend.

                  (b) In the case after the date hereof of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation of the Company with or merger of the Company into another corporation or the conveyance of all or substantially all of the properties and assets of the Company to another corporation, adequate provision shall be made whereby this Note shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of common stock of the Company deliverable upon conversion of this Note immediately prior to such reorganization, reclassification, consolidation, merger or conveyance would have been entitled upon consummation of such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the board of directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests of the holder of this Note to the end that such provisions (including, without limitation, the provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, to the shares of stock or other securities or property thereafter deliverable upon the conversion of this Note.


                                  ARTICLE FOUR

                            RESTRICTIONS ON TRANSFER

                  The Holder, by acceptance hereof, acknowledges that he understands that the Company will rely upon the representations set forth herein in issuing the Note and the Underlying Shares, if any, without registration under the Act, the New Jersey Uniform Securities Law, or any other state securities law.

                  Accordingly, the Holder, by acceptance of the Note, represents and warrants that this offering is being made pursuant to the exemption from registration with the Securities and Exchange Commission ("SEC") afforded by Sections 3(b) and/or 4(2) of the Act relating to transactions by an issuer not involving any public offering. The Holder understands that the Company has no present intention, and is under no obligation to, register the Note or the Underlying Shares under the Act, or any applicable state law.

                  The Holder understands that due to lack of registration, the Note and the Underlying Shares will be restricted securities, that the holder must bear the economic risk of the investment for an indefinite period, that the Note and the Underlying Shares may not be sold, pledged or otherwise disposed of unless they are registered under the Act and any applicable state securities law, or an exemption from such laws is available and the Company is supplied with an opinion of counsel to the Holder, satisfactory to the Company, that registration is not required under any of such laws, and in the opinion of counsel for the Company, such sale, transfer, or pledge will not cause the Company to fail to be in compliance with the exemption provisions under which the Note or the Underlying Shares were issued.

                  The Holder has such knowledge and experience in financial and business affairs that he is capable of evaluating the merits and risks of the prospective investment.

                  The Holder is able to bear the economic risk of this investment. An investment in the Note and the Underlying Shares is suitable for the Holder in light of his financial position and investment objectives, with full knowledge that this investment could result in a complete loss. The Holder recognizes that the Note represents a HIGH-RISK, SPECULATIVE INVESTMENT and that there is no assurance that any return will be received thereon. The Holder can afford a total loss of this investment.

                  The Note is being, and the Underlying Shares will be, purchased for the Holder's own account for investment purposes and not with a view to the resale or distribution thereof by the Holder.

                  Prior to the date hereof, the Holder has had ample opportunity to ask questions of and receive answers from the officers and directors of the Company, concerning the Company, the Note, and the Company's business and to obtain any additional information which was considered necessary to verify the information supplied by those individuals.

                  The  Holder   understands   that  a   restrictive   legend  in
substantially  the  following  form  shall  be  placed  on  the   certificate(s)
representing the Underlying Shares:

                           "The shares  represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended ("Act"). Such shares have been acquired for investment and may not be publicly offered or sold in the absence of (1) an effective registration statement for such shares under the Act; (2) opinions of counsel to the Company and to the holder hereof and presented to the Company prior to any proposed transfer to the effect that registration is not required under the Act; or (3) a letter presented to the Company, prior to any proposed transfer, from the staff of the Securities and Exchange Commission, to the effect that it will not take any enforcement action if the proposed transfer is made without registration under the Act."

                  Notwithstanding the foregoing legend, the Company will not require an opinion of counsel if the Underlying Shares may be sold pursuant to the exemption from registration pursuant to Rule 144 of the Act. Except as set forth in the documents which the Holder has reviewed, no representations or warranties have been made to the Holder by the Company. In entering into this transaction, the Holder is not relying upon any information, other than the results of his own independent investigation.

                                     ARTICLE FIVE

                                    MISCELLANEOUS

                  5.01 Failure or Delay Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  5.02 Notices. Any notice herein required or permitted to be given shall be given by Federal Express or similar overnight courier or by same day courier service or by certified mail, return receipt requested, if to the Payee, at the address set forth on the first page hereof. If to a Holder other than the Payee, then to the Payee at the address stated in a copy of an executed assignment of this Note delivered to the Company.

If to the Company:

Consolidated Delivery & Logistics, Inc., 380 Allwood Road, Clifton, New Jersey 07012, Attn: General Counsel.

                  5.03 Amendments. The term "Note" or "this Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed or, if later amended or supplemented, then, as so amended or supplemented.

                  5.04 Incorporation of Agreement. This is one of the Notes issued pursuant to a Stock Purchase Agreement dated this date among the Company, the Holder and others and is subject to set off and to the other terms and conditions of such Agreement.

                  5.05 Assignability. This Note shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of Holder, his successors and assigns.

                  5.06 Governing Law; Consent to Jurisdiction. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey, without reference to the choice of law principles thereof. Each of the Holder and the Company irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New Jersey and the United States District Court for the District of New Jersey, located in Passaic or Essex County, State of Jersey, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each of the Holder and the Company anywhere in the world by the same methods as are specified for the giving of notices under this Note. Each of the Holder and the Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each of the Holder and the Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  5.07 No Personal Liability. No officer, director, shareholder, employee, consultant or agent of the Company shall be personally liable for repayment of this Note.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer and its corporate seal to be affixed hereto.

                                       CONSOLIDATED DELIVERY & LOGISTICS, INC.



[Seal]                                  By:  /s/  William T. Brannan
                                        Name:  William T. Brannan
                                        Title:  President and COO





                                  ASSIGNMENT


                  FOR VALUE RECEIVED ______________________________________
----------------------------------------------------------------------
hereby sells, assigns and transfers all of the rights of the undersigned under the within Note, with respect to the conversion thereof into a number of shares of the Common Stock covered thereby set forth hereinbelow unto:


Name of Assignee                   Address                      No. of Shares


Date:__________


                                                                Signature:

                                                                Witness:

                              EXERCISE AGREEMENT


                                                                Date:__________

                  The undersigned, pursuant to the provisions set forth in the within Note, hereby irrevocably elects to subscribe for and purchase the maximum number of shares of the Company's Common Stock as provided in the Note, and makes payment in full therefore by conversion and application to the extent necessary to pay the Conversion Price for such shares of such part of the principal amount of the Note and interest due thereon as shall be necessary as provided in the Note. The undersigned hereby represents and warrants that the shares of Common Stock to be acquired upon exercise are being acquired for his own account, without any present intention of reoffering, reselling or distributing such Common Stock, except to the extent permitted under the Securities Act of 1933, as amended.


                                                                Signature

                                                                Address

Exhibit 99.1

FOR IMMEDIATE RELEASE

                                        Drew Kronick, Vice President
                                        Consolidated Delivery & Logistics, Inc.
                                        (973) 471-1005

                                        Lee Laino or Ken DiPaola
                                        The Dilenschneider Group
                                        (212) 922-0900


                    CONSOLIDATED DELIVERY & LOGISTICS, INC. ACQUIRES
                        FIRST CHOICE COURIER AND BOZZAY DELIVERY

       St. Louis Based Courier With Operations in Kansas City & Indianapolis
                         Strengthens CD&L's Midwest Presence

         Clifton, NJ December 9, 1998 - Consolidated Delivery & Logistics, Inc. (NASDAQ: CDLI) announced today that it has acquired privately held First Choice Courier and Bozzay Delivery. Based in St. Louis and with major hubs in Indianapolis and Kansas City, Mo., the combined companies had revenues of $8.3 million in 1997. Terms of the acquisition were not disclosed.

         CD&L's Chairman and Chief Executive Officer, Albert W. Van Ness, Jr., commented, "The acquisition of First Choice and Bozzay was as much about gaining a mature and aggressive management team as it was about acquiring proven and consistently strong margins. CDL's present St. Louis operation will be merged with First Choice creating a significant presence in this important market."

         Bill Brannan, President and COO, added "CD&L's strategy of consolidating regional courier companies has proven to be highly successful. Since 1996, we have acquired and integrated nine strategically located companies into our operations and have reported seven consecutive quarters of improving revenue and profit."

         Mr. Brannan added, "It is a pleasure to welcome Terry Bozzay, who founded the original company 22 years ago, to CD&L. Mr. Bozzay will be named the Midwest Regional Manager responsible for CD&L's ground courier operation from Chicago/Minneapolis to Texas and from the Mississippi to the Rocky Mountains. Mr. Randy Cooper and Mr. Charles Pearson, currently with the Bozzay group, will become the Regional Operations Manager and Regional Controller, respectively. Mr. Charlie Walch, a current owner of First Choice, will head up the merged CDL/First Choice St. Louis operation. Ms. Sue Spracjar, currently head of CD&L's St. Louis operation, will head up the Midwest Regional Sales function and report to Mr. Bozzay. As important, the majority of the current staff of Bozzay, Kansas City, headed up by Bryan Ohrman, Bozzay Indianapolis, headed up by Ken Berryhill and the newly formed St. Louis CDL/First Choice business will remain with CD&L as will the approximate 250 delivery contractors and employee couriers currently working in the various CDL, First Choice and Bozzay locations.

         Consolidated Delivery & Logistics, Inc. headquartered in Clifton, New Jersey is a full service, same day ground and air delivery and logistics company with 70 offices in 24 states and the District of Columbia. The Company has nearly 4,000 employees and utilizes contractors to provide time sensitive delivery services to thousands of businesses.

         This press release contains certain forward-looking statements regarding future events or the future financial performance of the Company. These forward-looking statements include comments on the Company's future business development. These forward-looking statements involve certain risks and uncertainties that may cause the actual events or results to differ materially from those indicated by such forward-looking statements. Potential risks and uncertainties include without limitation the risk that the revenues and profits of the acquired companies will decrease or fail to improve over historical results, or that the new management group will be unable to effectively and profitably integrate the two businesses or manage the future business of the region or the risk that the Company will lack satisfactory merger or acquisition candidates and/or have an inability to conclude acquisitions or mergers on satisfactory terms, will be unable to obtain acquisition financing on satisfactory terms, or achieve cost savings or additional profits contemplated by the Company's business management strategy or other risks specified in the Company's SEC filing.